UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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SUN RIVER ENERGY, INC.
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August 26, 2011

Dear Fellow Stockholders:

On Wednesday, September 7, 2011, Sun River will hold its annual shareholders’ meeting at its Dallas headquarters.  It is hard to believe a year has passed since new management came on board at Sun River.  Since then we have made enormous strides in developing the Company’s assets.  I want to invite you to attend not only to exercise your voting rights but to see why we, as professionals in the energy arena, believe this Company and its assets are being developed in the right way and at the right place and time.  This letter is a little long but I submit what I discuss herein is very important not only to your investment in Sun River but to the way you view the energy markets for the foreseeable future.

Your management team, as a group and individually as professionals, has always been bullish long-term on natural gas.  I believe so much in the long-term value of natural gas as the globe’s premier fuel of the future, I recently began authoring a treatise I have termed The Paradigm Shift in Global Energy Consumption: The Rise of Natural Gas and the Fall of Crude Oil.  What is the substance of this article and what does it mean for you as an individual investor in Sun River?

The gist of the paper is natural gas is the safest and cleanest fuel available in the world-wide market place and it will be the fuel of the future across the globe.  In fact, it is the cheapest fuel available world-wide by a significant margin.  Natural gas is currently about 75% cheaper than crude (not to mention other energy sources) when you compare energy content relative to cost.  Currently, the relative price of natural gas to crude based upon energy equivalency is obscene.  It defies financial analysis much less simple logic.  If natural gas was trading on an energy equivalent basis to crude, the price of a thousand cubic feet (‘Mcf”) of natural gas should be approximately $24 per Mcf instead of $4 we see in the market at this time.  Or the other way to think of it is a barrel of oil would sell for $24, which is $60 per barrel lower than market.  Conversely, a gallon of gasoline would be $1.43 per gallon lower than the national average.

So what?  Why do I think natural gas is the fuel of the future?  It’s simple, financial arbitrage.  What does arbitrage mean in this scenario?  We could go into the academic MBA answer, but in the real world, in short, investors (including financial traders and entrepreneurs) will eventually cause the price of natural gas and crude to essentially equal each other with respect to energy content.1  Why?  Because if you can buy a loaf of bread at one store for a dollar and the same loaf at another store down the street for 50 cents, sooner or later, you will drive or walk down the street, if you can, and save 50 cents.  This is simple economics 101.  Supply and demand drive the price curve.  Economics are no different when they are applied to the energy industry than when applied to the price of a loaf of bread.  A simple way to define energy is the capacity to do work.  Energy is energy regardless of its source.2 Sort of like bread is bread.  It all gets consumed and we have to create most of it from some sort of resource that we process and then deliver to the consumer.

In my opinion, the real problem slowing arbitrage in the energy sector between natural gas and crude oil (price equality of energy content in the market) is lack of infrastructure (the ability to walk or drive down the street to buy a less expensive loaf of bread).  This translates into an artificially higher cost of crude compared to that of natural gas relating directly back to deliverability or lack thereof.  Clearly, there are other things that affect this; however, mark my words, the outrageous difference in price between natural gas and crude oil will only last so long.  Think of your family being able to cut its food bill by 75%.  How long are you going to over pay?  Someone’s spouse might be in for a real tongue lashing if they kept buying the wrong loaf of bread at an inflated price if they could buy it cheaper elsewhere.  (You can replace someone’s spouse here with US Congress and come up with the same argument).

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1 It is generally accepted 6 Mcf of natural gas is equivalent in energy content to 1 barrel of crude oil.  In many instances 1 Mcf of natural gas is the same as 1 British Thermal Unit (“BTU”).
2 Alright, alright.  I know.  There are some differences here but this is a discussion from 30,000 feet not my entire treatise.

To understand where we are in the paradigm shift I believe is happening we have to look at a little history.  It won’t hurt I promise.  For starters, crude oil has been the world-wide energy of choice for 100 years.3  Why? It’s easy, there were vast prolific reservoirs like those found in Saudi Arabia, and crude was easy to produce and safe and simple to transport.4  Simple concept: high value (energy content) – low cost.  Sounds like the “Walmart” principle applied to a single product.  When all the factors were combined, investors around the globe made massive investments in infrastructure based on this “Walmart” principle, if you will.5  Namely pipelines, refineries, ships, retail outlets, etc…were built to take advantage of the principle.  The world needed cheap safe reliable energy and the best solution was utilized at the time.  That infrastructure took several lifetimes to build.  It’s massive.  We just can’t throw it away – we can’t afford to.  And we won’t, we’ll gradually replace it and we’ll discuss that momentarily.

Now fast forward 80 years after the discovery of oil in Saudi Arabia by predecessors of Chevron and ExxonMobil, the United States has basically overnight become the largest producer of natural gas in the world.6  And will remain so for the foreseeable future.7  Why, we have lots of good dirt and the best know how.  Also, we saw massive amounts of money come to the US energy space in the last few years because of the misperception that we were going to run out of oil.  Some of you may have even believed the “Peak Oil” theory that has supported this hysteria.  Simply put, technology has come to the oil patch.  The fact that we have so much gas and are constantly producing more is the primary reason its price is relatively low in the domestic arena.

So if natural gas is so cheap here at home, why are we still buying expensive foreign crude?  Simple, it’s like a Newtonian Law of Physics – only the law exists in the in the financial world.  Think of crude as an energy source as a big ship, a really big ship.  Ships are massive and they don’t stop well and they don’t turn well.  It takes a long time to change something that has so much momentum – at this point 100 years of momentum in our analogy.  Sir Isaac Newton’s first law of physics states “[e]very object in a state of uniform motion tends to remain in that state of motion unless an external force is applied to it.”  So it seems a similar law applies in the financial world.  Regardless, most investors don’t know it, but the massive ship known as crude oil has begun to turn because of an external force, i.e. abundantly low priced natural gas in the domestic market.  It’s going to take a while, and it’s slow but I believe we will see a sea shift (no pun intended) from crude to natural gas as the United States’ primary fuel in the next 5 to 10 years.

As such, what’s holding us back as both a country and an industry from natural gas replacing crude as the United States’ prime energy source?  The major obstacle is access to or, if you will, lack of access to the US natural gas market, both domestically and internationally.

Domestically, according to the US Energy Information Administration, natural gas supplies 21.5% of all US energy needs compared to 36.4% for crude oil.  27.03% of all energy consumed in the United States is used in transportation.  94% of transportation energy is in the form of crude.8 If we do a little big chief tablet mathematics, we are talking massive amounts of money.  To really look at this we have to do a little cyphering because these percentages are volumetric. Recall energy is energy.  So if we convert energy consumption in the US into BTU’s the number is about 100,000 trillion (a 100 quadrillion) BTU’s.  Go look that number up.  Presently we spend 8.8% of GDP on energy in the US or another way to say this is we spend $1.2 trillion consuming energy in this country.9  As such, if we believe the government’s figures (this is dangerous in itself), and if we made a 100% switch to natural gas from crude instantaneously, we would see an annual savings in the US of $346 Billion at current prices or 2.4% of GDP per year.  Wow!  This would move mountains in the financial world and approximately $230 Billion would remain in our domestic economy.  So, logically if natural gas is so much cheaper why aren’t we burning it in cars and trucks where 94% of the fuel is crude oil?  Well, we are.  Just not much - yet.  In fact, if it’s so much cheaper, why aren’t all vehicles in the United States running on natural gas?

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3 Prior to the early 1900’s the energy of choice was coal.
4 Natural gas was easy to produce but not to transport or store.
5 I hope Walmart forgives me for using them in this example and it is a made up term for just my personal use.
6 Oil was discovered by Aramco in Saudi Arabia in or around 1932.
7 As an aside, the US is also the largest importer of crude (as if most of our shareholders did not already know this).
8 Please see both, the www.eia.gov and www.iea.org websites to compare cost and sources and uses of energy in the United States.
9 US Energy Information Agency.

Recall, we don’t have the infrastructure.  Crude has a 100 year head start.  Natural gas infrastructure for transportation is being built as we speak.  There historically has been a gasoline filling station on every corner, owned by, you guessed it those same guys mentioned above who owned Aramco who discovered oil in Saudi Arabia.  But infrastructure is being built.  In fact on July 18, 2011, Governor Perry signed Texas Senate Bill 20.  Senate Bill 20 establishes a natural gas transportation corridor in the expanding Texas Triangle, encompassing Austin, Dallas/Fort Worth, Houston and San Antonio, by increasing the number of natural gas refueling stations.  You probably have never seen a natural gas fueling facility.  But, you have seen city buses and taxicabs that are increasingly being run on natural gas.  In fact, I saw the first natural gas powered taxi in Dallas last week.  If you think the technology isn’t here, think again.  My family used to run all of our pickups in our agriculture operations when I was a small boy on natural gas.  The technology to use natural gas has been around for a while.10  In fact, there is a push on at the Congressional level to pass the Natural Gas Act to subsidize construction of infrastructure.11  We also see several major companies such as Chesapeake paying to construct infrastructure.  So, the ship is beginning to turn.

So what does this mean in terms of our discussion?  Mainly, we know that arbitrage has begun.  How do we know it will last?  Easy, follow the money – the big money!  In the last two and half years we have seen ExxonMobil, Shell and Chevron make multi-billion dollar investments in US natural gas exploration companies.  Just a few weeks ago, we saw one of the world’s largest mining companies, BHP Billiton, purchase Petrohawk Energy Corporation, a mid-size E&P company founded in 2003 no less, for $12 billion in cash which was almost double Petrohawk’s market cap.!  Petrohawk’s prime asset was 300,000 acres of leases in the Eagle Ford shale play.

On the international side we see natural gas trading at around $12-13 per thousand cubic feet (“Mcf”) compared to $4 in the United States.  As such, it is just a matter of time until the United States becomes a net exporter of Liquefied Natural Gas (“LNG”).  Besides the price disparity, why do I believe this?  It’s simple.  It is no secret more than one US based company is currently converting their LNG import facilities to export facilities, at massive costs (think billions of dollars).  They are doing this only because they have to believe the International Energy Agency’s (IEA) predictions that natural gas consumption will rise over 50% in the next 25 years. 12  Personally, I think the prediction is low.  I think we may see a 100% increase in world-wide use within a decade.  If I’m right, my thinking will be in-line with the likes of T. Boone Pickens and my long-time partner Tim Wafford, who is Sun River’s COO, who talked me into this business 12 years ago.  I think we will see 60% of US energy requirements come from natural gas in the near future, let’s say ten years.  This doesn’t even begin to consider the geopolitical implications and national security benefits.

What does this mean for you, a Sun River shareholder?  Sun River is part of the group of companies leading the charge to bring massive new sources of natural gas to the market.  We are part of the industry that is running more rigs and drilling and finding more natural gas.  We as a Company are delivering more natural gas for less cost.  How?  Our team is technologically savvy!

Even though we are a relatively young company, think low finding and development cost both in the first well we drilled last year and in our acquisitions.  Think about our massive acreage position of 223,000 acres of owned leasehold.  Maybe we’ll be a Petrohawk someday soon.  We think we have the talent and the resources to achieve a similar type goal.

So where are we?  I hope you have been keeping up with all we have accomplished this last year.  Let’s recap.  We went from $146,000 in net assets to $21,000,000 in the fourth quarter alone last fiscal year.  We began production.  We received a clean audit opinion.  We converted all long-term debt to equity.  We saw 67 new shareholders come to the Company in the open market.  We submitted an application to Nasdaq based upon our belief we met all of their listing requirements.  We resolved several pieces of litigation favorably to the Company.  We completed a review of title that led us to understand our New Mexico acreage position we own is significantly larger (50% bigger) than was believed at this time last year.  We added almost 13,000 acres in Texas with 25 billion cubic feet (“Bcf”) of proved reserves.  In short, we accomplished a lot!

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10 You may remember Germany used synthetic oil made from coal and biomass to fuel its war machine in WWII.  In short, some of these ideas have been around a while.
11 Presently, the Act is stalled in Congress, imagine 400 some odd kids in a food fight.  Interestingly enough, the biggest opponents to the Act are the Koch brothers who also happen to be some of the largest crude oil refiners in the US.
12 Please see www.iea.org for a prediction of future energy global energy needs.

Where are we going?  I think it’s fair to say we have a number of things to talk about on September 7, 2011.  So I don’t spoil my presentation in two weeks, I will be brief.  Let’s cover the bad news first.  We have some litigation; however, I don’t consider any of these cases to be material.  To the extent I can, I will thoroughly discuss this at our meeting.  Next, our stock price has pulled back about 20% much like the broader market has over the last two weeks.  I will address how we are attempting to show our investors and potential investors our value.  Finally, we are not yet listed on a major exchange.

Now, for the good news.  We are making every effort to get a rig contract in place to continue drilling the Devon farm-out.  I expect we will be drilling by the time I see you on the 7th.  We have recently completed a significant amount of geological work in New Mexico and I intend to have a presentation on these assets as well as our Texas leasehold positions.  The opportunities we see are very exciting in both states and we will want to talk to you about the type of M&A deal flow we see every day and how we look at potential acquisitions relative to the property we currently own.  We currently have several private offers out for acquisitions.  If one gets accepted, we’ll be sure to discuss it.  But I can share with you how we evaluate prospects and how they may support our team’s vision.  To the extent we can disclose to you the nature of these offers, I will do so.  Also, as you are aware, gold is trading at a ridiculous level.  It is our intention to monetize our New Mexico gold assets which consist of over 150,000 acres of gold rights.  We will discuss and take shareholder input on the best way to do this.  As many of you are aware, we carry the New Mexico property on our financial statements at $100,000.  As such, we are exploring all of the ways possible to fully value our non-core assets.

On the administrative side, you see attached to this Proxy, Amended Articles of Incorporation, Amended Bylaws and the Company’s 2011 Stock Incentive Plan.  These have been approved by the board and we will vote on them as well as directors for the coming year.  I asked our general counsel and CFO to review these documents and update them to be in compliance with SOX Section 404 (“Sarbox”) New York Stock Exchange Listing Rules.  Finally, we will talk about our fund raising activities amongst our existing shareholders.

I look forward to seeing those of you who can make it.  For those of you who cannot, please go to our web-site, www.snrv.com where you may view the presentation I made last week at the Enercom Energy Conference in Denver.  You should also be able to view the pre-recorded telecast for the Money Channel with Steve Crowley the air date is to be announced.

Very truly yours,

Donal R. Schmidt, Jr.
Chairman and Chief Executive Officer

SUN RIVER ENERGY, INC.
5950 Berkshire Lane, Suite 1650
Dallas, Texas 75225

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 7, 2011

To the Shareholders of SUN RIVER ENERGY, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Annual Meeting”) of the Shareholders of Sun River Energy, Inc., a Colorado corporation (“Sun River” or the “Company”), will be held at 10:00 a.m., Dallas, Texas time, on September 7, 2011 at 5950 Berkshire Lane, Suite 225A (located on the second floor), Dallas, TX 75225, for the following purposes:

1.	To elect four directors to serve until the 2012 Annual Meeting of Shareholders;
2.	To ratify the amendment and restatement of the Company’s Articles of Incorporation;
3.	To ratify the amendment and restatement of the Company’s By-laws;
4.	To consider and to vote upon a proposal to approve the Company’s 2011 Stock Incentive Plan;
5.	To consider and transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on July 15, 2011 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

You may be required to present proof of share ownership (for example, a recent statement from your broker).

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the pre-addressed envelope provided for that purpose as promptly as possible. No postage is required if mailed in the United States.

BY ORDER OF THE BOARD OF DIRECTORS,
Sincerely,

James E. Pennington
General Counsel and Corporate Secretary

Dallas, Texas
August 26, 2011

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON. “STREET NAME” SHAREHOLDERS WHO WISH TO VOTE THEIR SHARES IN PERSON WILL NEED TO OBTAIN A PROXY FROM THE PERSON IN WHOSE NAME THEIR SHARES ARE REGISTERED.

SUN RIVER ENERGY, INC.
5950 Berkshire Lane, Suite 1650
Dallas, Texas 75225

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 7, 2011

PROXY STATEMENT

TIME, DATE AND PLACE OF ANNUAL MEETING

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Sun River Energy, Inc., a Colorado corporation (the “Company” or “Sun River”), of proxies from the holders of our common stock, par value $0.0001 per share, for use at our Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 5950 Berkshire Lane, Suite 225A (located on the second floor), Dallas, TX 75225, at 10:00 a.m., Dallas, Texas time, on September 7, 2011, and at any adjournments or postponements thereof pursuant to the enclosed Notice of Annual Meeting.

The approximate date this proxy statement and the enclosed form of proxy are first being sent to shareholders is August 26, 2011. Shareholders should review the information provided herein in conjunction with our Annual Report to Shareholders, which can be found on our website, www.snrv.com. Our principal executive offices are located at 5950 Berkshire Lane, Suite 1650, Dallas, Texas 75225, and our telephone number is (214) 369-7300.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of our Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with our Secretary at our headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by us at or prior to the Annual Meeting.

The cost of preparing, assembling and mailing this proxy statement, the Notice of Annual Meeting and the enclosed proxy is to be borne by us. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries.  The Company has not retained a professional proxy solicitor or other firm to assist it, for compensation with the solicitation of proxies, although it may do so if deemed appropriate.  We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in so doing.

PURPOSES OF THE ANNUAL MEETING

At the Annual Meeting, our shareholders will consider and vote upon the following matters:

1.	To elect four directors to serve until the 2012 Annual Meeting of Shareholders;
2.	To approve the amendment and restatement of the Company’s Articles of Incorporation;
3.	To approve the amendment and restatement of the Company’s By-laws;
4.	To consider and to vote upon a proposal to approve the Company’s 2011 Stock Incentive Compensation Plan; and
5.	To consider and transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and that have not been revoked in accordance with the procedures set forth herein) will be voted (a) “FOR” the election of the respective nominees for director named in the section titled “Proposal 1:  Election of Directors,” (b) “FOR” the amendment and restatement of the Company’s Articles of Incorporation, (c) “FOR” the amendment and restatement of the Company’s By-laws, (d) “FOR” the approval of the Company’s 2011 Stock Incentive Plan (the “2011 Incentive Plan”), and (e) to authorize the persons named as proxy in the accompanying proxy card to vote, in their discretion, upon such other matters that may properly come before the Annual Meeting.  The Board of Directors knows of no other business that may properly come before the Annual Meeting.  In the event a shareholder specifies a different choice by means of the enclosed proxy, the shareholder’s shares will be voted in accordance with the specification so made.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

Our Board of Directors has set the close of business on July 15, 2011, as the record date for determining which of our shareholders are entitled to notice of, and to vote, at the Annual Meeting.  As of the record date, there were approximately 31,084,365 shares of common stock that are entitled to be voted at the Annual Meeting. Each share of common stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting.

To carry on the business of the Annual Meeting, we must have a quorum. Under the Company’s bylaws, the attendance, in person or by proxy, of the holders of at least one-third of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for all matters proposed. Except as noted below, votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Directors will be elected by a plurality of the votes cast by the shares of common stock represented in person or by proxy at the Annual Meeting (Proposal 1). The affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting will be required for approval of the other proposals (Proposals 2, 3, 4 and 5) covered by this proxy statement. If a shareholder provides specific voting instructions, his or her shares will be voted as instructed.  If a shareholder holds shares in his or her name and returns a properly executed proxy without giving specific voting instructions, the shareholder’s shares will be voted FOR Proposals 1, 2, 3, 4 and 5, as recommended by the Company’s Board of Directors.  If less than a quorum of the outstanding shares entitled to vote is represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

Prior to the Annual Meeting, we will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal, such as Proposals 1, 2, 3 or 4. This vote is called a “broker non-vote.”  Broker non-votes do not affect the voting results for Proposal 5 and therefore, do not affect that proposal.

Abstentions and broker non-votes will count for quorum determination purposes. However, abstentions and broker non-votes will not be included in any vote totals and, therefore, will have no effect on the outcome of the vote on any matter.

Management of the Company-Directors and Executive Officers

Name	Age	Position Held	Director /Officer Since
Donal R. Schmidt, Jr.	50	Chairman of Board, President, Chief Executive Officer, Director	2010
Stephen W. Weathers	50	Director	2006
Robert B. Fields	74	Director	2010
Dr. Steven R. Henson	51	Director	2011
Thimothy S. Wafford	51	Chief Operating Officer	2010
Judson F. Hoover	53	Chief Financial Officer, Principal Accounting Officer	2011
James E. Pennington	52	General Counsel and Secretary	2011
Thomas Schaefer	38	Vice President of Engineering	2010
Jay Leaver	48	Vice President of Geology	2010
Denis Schmidt	45	Treasurer	2010

Donal R. Schmidt, Jr. was appointed as Chairman of the Board and as our Chief Executive Officer and President effective on August 3, 2010.  For the previous 11 years, Mr. Schmidt has been an independent oil and gas producer.  Mr. Schmidt was a managing member of FTP Oil and Gas I LLC, the General Partner of FTP Oil and Gas LP (“FTP”). FTP is a limited partnership formed for the acquisition of leases in the Permian Basin located in West Texas.  Mr. Schmidt was also the managing member of PC Operating LLC, which conducted drilling and operations for FTP and other working interest partners.  In August of 2010 FTP’s assets were acquired by Sun River. From 2005 until 2009, Mr. Schmidt was Chairman of the Board of Directors, President, Chief Executive Officer, Chief Financial Officer and Director of Dorado Exploration Inc; Director of Dorado Operating Inc.; and President of the Managing Member of the General Partner of Dorado Beckville Partners I LP.  Dorado Exploration Inc., Dorado Operating Inc. and Dorado Beckville I LP each filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the spring of 2008.  Through the approved plans of reorganization for each company all allowed claims were paid in full and preferred shareholders of Dorado Exploration Inc. received $1.375 for their $1.00 preferred stock.  From June 5, 2000 through December 31, 2004, he served as the managing member of Fredonia East Texas Property Acquisition Co., LLC and Longhorn Compression, LLC, where Mr. Schmidt was responsible for the land, legal, accounting, gas marketing and management of the financial assets of both companies.  Fredonia East Texas Property Acquisition Co., LLC was a non-operating working interest holding company, and Longhorn Compression, LLC, is a company that owns compressors used on oil and gas wells.  Mr. Schmidt is the brother of Sun River’s Treasurer (see below for a short biography of the Treasurer).  On May 17, 2011, Mr. Schmidt was appointed Chief Executive Officer of INTREorg Systems, Inc. (OTCBB:IORG) a public internet consulting firm.

Mr. Schmidt is a licensed attorney and Certified Public Accountant in the State of Texas.  He graduated with a B.S. in Mathematics and a minor in Chemistry from Texas Tech University in 1984.  Additionally, he earned both an M.B.A. in Finance (1988) and M.S. in Accounting (1987) from the University of Texas at Dallas.  In 1987, he joined the Dallas office of KPMG Peat Marwick as an oil and gas auditor.  Mr. Schmidt, a member of law review, graduated from Texas Wesleyan University School of Law in 1996.

The Board considered Mr. Schmidt’s experience as an outside auditor and accountant, as well as his oil and gas experience, to be valuable skills and an important addition to the Board.

Stephen W. Weathers has served as one of our directors since 2006.  He has worked as an environmental geologist both in the mining industry and oil and gas industry.  His duties included permitting, environmental compliance, environmental remediation/reclamation and natural gas asset acquisitions both in the United States and Canada.  Mr. Weathers worked for Maxxim Environmental/Terracon from 1995 through 1999 and currently works as a Principal Environmental Specialist in the Environmental Remediation and Transactional Support Group for DCP Midstream, LP (formerly Duke Energy Field Service), which is a natural gas gathering and processing company (1999-Present).  Mr. Weathers is a Professional Geologist registered in the State of Texas and earned his B. S. in Geology from Boise State University.  Mr. Weathers also serves as a director of Atomic Paintball, Inc., a public reporting company.

Robert B. Fields was appointed to our Board of Directors effective as of August 3, 2010.  From July 27, 2006 to August 6, 2008, Mr. Fields served on the Board of Directors of Dorado Exploration Inc. Since 2006, Mr. Fields has also served as the managing member of PetroFields LLC, his personal oil and gas investment venture based in New York. Since February 15, 2001, Mr. Fields has served as the Chairman of ActForex, Inc., a New York fully hosted management service provider of proprietary software for currency trading. From April 2008 to the annual shareholder meeting on June 8, 2010, Mr. Fields served on the board of Sky People Fruit Juice (NASDAQ:SPU). Mr. Fields has served as a director of China Green Agriculture (NYSE:CGA) since February 8, 2010 and serves as Chairman of its Compensation Committee and member of its Audit Committee. Mr. Fields recently served as the President of the Friars National Association Foundation, Inc., a philanthropy of the arts based in New York, and since 1998 Mr. Fields has held various officer positions with the organization and is now a Trustee.

Dr. Steven R. Henson. Dr. Henson was appointed to our Board of Directors effective March 31, 2011. From 1989 to the present, Dr. Henson has served as the Director of Emergency Medicine at several hospitals. In addition to his medical career, he has a substantial amount of business experience. From 2004 through 2009, Dr. Henson served on the Board of Directors of Epic Holdings, Inc. He also served on the Board of Directors of EagleMed, LLC (“EagleMed”), and he has served as the Executive Medical Director of EagleMed from 1995 through the present. Dr. Henson has also served on the Board of Directors of Indulge Media Group from 2008 through the present. During that same time period, he also served as CFO for Indulge Media Group. Dr. Henson also has served on the Board of Directors for Aero Innovative Corporation from 2009 through the present, and he served on the Board of Directors for Oxford Development Company from 2010 through 2011. On May 17, 2011, Dr. Henson was appointed to the Board of Directors of INTREorg Systems, Inc. (OTCBB:IORG).

Thimothy S. Wafford was appointed as our Chief Operating Officer effective on August 3, 2010.  Mr. Wafford has over 26 years of diversified experience in the oil and gas industry, and has worked with Mr. Schmidt as an independent oil and gas producer for the last 11 years.  He has also worked as a Petroleum Reservoir Engineer both domestically and internationally.  Mr. Wafford was President of Essex Energy of Texas, Inc. from August 1, 2000 through May 13, 2003.  Essex Energy of Texas, Inc., an entity in which Mr. Wafford was the sole director, officer and owner, was an oil and gas operating company that filed a Voluntary Petition of Bankruptcy under Chapter 7 of the Bankruptcy Code on December 2, 2002.  Essex Energy of Texas was liquidated and discharged from bankruptcy on May 13, 2003.  From December 2002 through May 2010, Mr. Wafford was President of Waterman Oil & Gas, Inc., an oil and gas operating company he founded.  In these positions, Mr. Wafford was responsible for acquisitions and divestitures, drilling and completions, production and pipeline operations, gas gathering, processing and compression.  From April 1, 2003 through January 25, 2005, Mr. Wafford was responsible for acquisitions and divestitures, drilling and completions, production and pipeline operations, gas gathering, processing and compression with respect to the properties that were contributed to Dorado Beckville Partners I LP by Mr. Wafford and Mr. Schmidt.  From January 25, 2005 to December 31, 2008, Mr. Wafford served as Chief Operating Officer and Director of Dorado Exploration Inc. Dorado Exploration Inc. and its affiliates filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code as described above.  On May 17, 2011, Mr. Wafford was appointed to the Board of Directors of INTREorg Systems, Inc. (OTCBB:IORG).

While attending Texas A&M University from 1980 to 1983, Mr. Wafford was a student engineer for the independent petroleum reservoir engineers at Tom Calhoun & Associates, primarily responsible for reserve estimates and valuations of properties in the East Texas Oilfield. Upon graduation from Texas A&M University in 1984 with a B.S. in Petroleum Engineering, Mr. Wafford served as Reservoir Engineer for the Oil and Gas Division of the First National Bank, Longview, Texas. Mr. Wafford returned to graduate school in 1986 and earned both an M.B.A. Finance and M.S. Accounting from the University of Texas at Dallas in 1988. From 1988 to 1990, Mr. Wafford served as an Oil and Gas Management Consultant with the Dallas office of PriceWaterhouse.

Judson “Rick” F. Hoover was appointed as the Company’s Chief Financial Officer on March 31, 2011.  Since January 12, 2011, Mr. Hoover has been employed by the Company on an interim basis to provide financial and other services to the Company. He received his Bachelor of Science degree from Regis University in 1986. Shortly after graduation, he received his Certificate of Public Accounting in the State of Colorado. He has extensive experience in financial matters, mergers, acquisitions, restructuring, public company compliance, oil and gas operations, and real estate. From December 2004 to March 2007, Mr. Hoover served as CFO for Ness Energy International, a publicly traded oil and gas company with operations in Texas and Israel. From June 2007 to June 2009, he served as Controller for Union Drilling, Inc., a publicly traded oil services company.  From 1997 to 2004 and from 2007 through 2010, Mr. Hoover provided consulting services relating to various aspects of international and national publicly held energy companies. With over 20 years of national and international experience in executive management, of which 10 years were in oil and gas and 22 years were served on behalf of publicly traded companies, the Board believes Mr. Hoover will be a tremendous asset to the Company.

James E. Pennington was appointed as the Company’s General Counsel and Secretary on March 31, 2011.  Mr. Pennington has been acting as the Company’s General Counsel since January 12, 2011. Prior to January 12, 2011, Mr. Pennington was acting as outside legal counsel for the Company and handled a variety of legal matters for the Company. As General Counsel, Mr. Pennington is responsible for all legal matters for the Company, including SEC related matters, Sarbanes Oxley compliance, corporate governance, and managing and overseeing work performed by outside legal counsel. Mr. Pennington is licensed to practice law in both Texas and Colorado. He received his J.D. from Southern Methodist University School of Law in 1986 and a BBA from Texas A&M University in 1981. Mr. Pennington has been practicing law for 25 years, and he has an AV rating, which is the highest rating given to an attorney by the Martindale-Hubbell Law Directory. Prior to joining Sun River, Mr. Pennington developed an established law practice at his own firm, Law Offices of James E. Pennington, P.C., which he ran successfully for over 15 years.

Thomas Schaefer was appointed as the Company’s Vice President of Engineering on October 15, 2010.  Mr. Schaefer has been the Company’s Senior Petroleum Engineer since September 1, 2010 and is and will continue to be responsible for all aspects of drilling, completion and operation of wells on Company-operated properties in Texas and New Mexico.  He holds a B.S. in Petroleum and Geosystems Engineering from the University of Texas at Austin.  From April 2008 to August 2010, Mr. Schaefer served as Chief Operating Officer for Katy Resources ETX, LLC, an oil and gas exploration and production company.  From May 2006 to April 2008, Mr. Schaefer served as Executive Vice President for Dorado Exploration Inc., an oil and gas exploration and production company.  Dorado Exploration Inc. and its affiliates filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code as described above.  From October 2003 to April 2006, Mr. Schaefer served as Vice President Operations/Senior Drilling Engineer with ASRC Energy Services, a subsidiary of Arctic Slope Regional Corporation, an oilfield services and industrial facilities development company.  Mr. Schaefer has international experience in 17 countries and over 30 oil fields, including projects in Venezuela, Europe, Russia and Kazakhstan.  Domestically, Mr. Schaefer has worked on the implementation and design of field development programs in areas such as Kansas, Texas, Oklahoma and New Mexico.

Jay Leaver was appointed as the Company’s Vice President of Geology on January 12, 2011.  Mr. Leaver has been the Company’s Senior Geologist since December 22, 2010 and is and will continue to be responsible for all aspects of geology, completion and operation of wells on Company-operated properties in Texas and New Mexico.  Mr. Leaver served as Interim-President of Sun River Energy, Inc. from September 23, 2009 to August 3, 2010 and as a consulting geologist from August 3, 2010 to December 22, 2010. He was employed with Thomason Partners Associates, Inc. (“TPA”) on prospect development in the Rocky Mountain Region, and in the Appalachian, Michigan, and Illinois Basins from 1991 to 2010, and worked on projects that led to economic hydrocarbon discoveries in North Dakota, Utah, and Idaho. Prior to joining TPA, from 1989 to 1991 he was employed as a geologist at Western States Minerals, a small gold mining company with properties in Utah, Nevada, and California. From 1987 to 1989, Mr. Leaver was employed as a geological technician and later a geologist at Pendleton Land and Exploration, a small oil exploration company. In 2006, Mr. Leaver was promoted to Vice President of Geoscience at TPA, responsible for ensuring a high degree of geophysical and geochemical technology was applied to TPA projects. In 2008, Mr. Leaver was promoted to Executive Vice President at TPA, responsible for managing the flow of projects through the TPA pipeline. Mr. Leaver received his B.S. degree in Geological Engineering from the Colorado School of Mines in 1986. Mr. Leaver is a member of the American Association of Petroleum Geologists and the Society of Exploration Geophysicists. In 2009 he served as elected Secretary of the local AAPG Section, the Rocky Mountain Association of Geologists.

Denis Schmidt was appointed as the Company’s Treasurer on August 3, 2011.   Previously, Mr. Schmidt was Treasurer of PC Operating LLC.  From 2006 until 2009, Mr. Schmidt was Treasurer of Dorado Exploration Inc. and Dorado Operating Inc.; and Treasurer of the Managing Member of the General Partner of Dorado Beckville Partners I LP.  Mr. Schmidt was Treasurer of FTP Oil and Gas LP, (“FTP”). FTP is a limited partnership formed for the acquisition of leases in the Permian Basin located in West Texas.  Dorado Exploration Inc., Dorado Operating Inc. and Dorado Beckville I LP each filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the spring of 2008.  Through the approved plans of reorganization for each company all allowed claims were paid in full and preferred shareholders of Dorado Exploration Inc. received $1.375 for their $1.00 preferred stock.  In August of 2010 some FTP assets were acquired by Sun River.  He graduated with a B.B.A. in Accounting (1990) and a M.B.A. with a minor in Computer Information Systems from Tarleton State University in 1991.

PROPOSAL 1:  ELECTION OF DIRECTORS

Our Articles of Incorporation provide that our Board of Directors consists of three classes of directors, as nearly equal in number as possible, designated Class I, Class II and Class III and no classification of directors shall be effective when the Board of Directors consists of less than six members.  Under our Bylaws, our Board of Directors shall consist of at least three members and not more than seven members.  Directors shall be elected annually by the shareholders, and shall hold office until their successors are respectively elected and qualified.

Messrs. Donal R. Schmidt, Jr., Stephen Weathers, Robert B. Fields and Dr. Steven R. Henson, currently serve as directors of the Company.  Our Board of Directors has nominated them for election at the Annual Meeting.

Pursuant to the Colorado corporate statutes and the Company’s Articles of Incorporation, directors are elected by a plurality of votes cast.  Under Rule 452 of the New York Stock Exchange, brokers may not cast discretionary votes for directors without instructions from the beneficial owners; therefore, it is important that all shareholders complete, sign and return the voting instruction forms that they receive from their brokers as promptly as possible.  In this election, which is not contested, a vote withheld as to one or more of the nominees being proposed for election to the Board will not be counted as votes cast for purposes of the election of directors at the Annual Meeting, but will be counted for purposes of determining the presence of a quorum.

Vote Required and Recommendation

The four nominees for election to the Board of Directors, who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors.  Shareholders do not have the right to cumulate their votes for directors.  In this non-contested election of directors, a vote withheld will have no effect on the outcome.  Under Rule 452 of the New York Stock Exchange, brokers may not cast discretionary votes for the election of directors without instructions from the beneficial owners of the shares.  The Board recommends that its shareholders vote “FOR” each of the nominees for director set forth above.

Except as noted herein, it is intended that shares represented by proxies will be voted for the nominees listed, each of whom is now a director of the Company. Messrs. Schmidt, Weathers, Fields and Henson have consented to serve on our Board of Directors and the Board of Directors has no reason to believe that they will not serve if elected.  However, if any of them should become unavailable to serve as a director, and if the Board has designated a substitute nominee, the persons named as proxies will vote for this substitute nominee.

Nominees for Election

The board does not have a formal policy regarding the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nomination and governance committee may consider and discuss diversity, among many other factors, with a broad view toward the needs of the entire board of directors. When identifying and recommending director nominees, the committee views diversity expansively to include, without limitation, factors such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities or attributes that can contribute to board heterogeneity. The committee believes that including diversity as one of the many factors considered in selecting director nominees is consistent with the committee’s goal of creating a board of directors that best serves the needs of the Company and the interests of its stockholders.  The board performs a review of the experiences, qualifications, attributes and skills of the board’s current membership, including the director nominees and the other members of the board, and believes that the current members of the board, including the director nominees, as a whole possess a variety of complementary skills and characteristics, including the following:

•	successful business or professional experience;

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various areas of expertise or experience, which are valuable to the Company’s current business, such as financial and general management practices, energy sector knowledge, government service, investment and commercial banking relationships;

•	personal and professional integrity and accountability, as well as sound business judgment;

•	willingness and ability to commit the necessary time to fully discharge the responsibilities of board membership;

•	leadership and consensus building skills; and

•	a commitment to the long-term success of the Company.

The board recommends that Messrs. Schmidt, Weathers, Fields, and Henson each be re-elected at the 2011 annual meeting, each to serve until the next annual meeting of shareholders. In the event that any nominee is unable or declines to serve, the proxies will be voted for the election of any alternate nominee as designated by the board of directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The board of directors has affirmatively determined that each of the nominees qualifies for election under the criteria for evaluation of directors described in this section. In addition, the board of directors has determined that each nominee, except Mr. Schmidt, qualifies as being independent under all applicable regulations and standards. Additional information can be found under “CORPORATE GOVERNANCE—Director Independence” set forth below in this proxy statement. Each individual director has qualifications and skills that, when taken together as a whole, create a strong and well-balanced board. Biographical and director qualification information regarding each director, including each director nominee, is provided under “MANAGEMENT OF THE COMPANY—Directors and Executive Officers” above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE

PROPOSAL 2: AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION

Proposed Amendment and Restatement

On August 22, 2011, the board of directors approved, subject to shareholder approval, the amendment and restatement of the Company’s Articles of Incorporation in the form of the Amended and Restated Articles of Incorporation attached hereto as Annex B (the “Amended Articles”).  A summary of the material differences between the current Articles of Incorporation and the proposed Amended Articles is provided below, but is qualified in its entirety by reference to the full text of the Amended Articles attached to this document under Annex B.

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Preferred Stock.  Proposed new Article IV, Section 2 clarifies the right of the board of directors to fix and determine the preferences, limitations and relative rights of the shares of any series or class of preferred stock, established from time to time by the board of directors, to the full extent permitted by the laws of Colorado.  The change clarifies and modernizes the board of directors’ right already contained in the Articles of Incorporation, and it is intended to provide the Company with additional flexibility and enhanced ability to raise capital as needed.  It should not materially affect the rights of shareholders currently.

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Common Stock.  Proposed new Article IV, Section 3 simplifies and clarifies the language regarding payment of dividends to Common Stockholders and their voting rights.  This change is intended to provide greater certainty to current shareholders and future shareholders, thereby enhancing the ability of the Company to raise additional capital as needed.  It should not materially affect the rights of shareholders currently.

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Preemptive Rights. Proposed new Article VI clarifies that stockholders are not entitled to any preemptive rights. This change is intended to provide greater certainty to current shareholders and future shareholders, thereby enhancing the ability of the Company to raise additional capital as needed.  It should not materially affect the rights of shareholders currently.

•	Registered Office and Agent. Proposed new Article VI reflects the Company’s current registered agent and office in Colorado.

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Board of Directors.  Proposed new Article VIII (a) establishes a board size of between 3 and 9 members, thereby establishing a cap on the total number but not effectively changing the minimum other than as permitted by Colorado law, (b) eliminates classifications of directors, (c) eliminates the limitation on the term of directors elected by special right, if any, of Preferred Stockholders, and (d) provides directors with the right to appoint directors in the event of certain vacancies on the board.  This change is primarily intended to benefit shareholders, by removing any ability to lock in certain directors and classes of directors for extended periods of time, and to provide the board of directors with flexibility to appoint director seats as a result of vacancies, thereby enhancing the ability of the board of directors to continually manage the Company.

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Nominations of Directors.  Current Article VIII, Section 4, regarding shareholder nominations was removed, and that issue is proposed to be addressed in the proposed Amended and Restated Bylaws.  The new language in the proposed Amended and Restated Bylaws provides clarification regarding the nomination process, which should make that process more efficient and less costly.

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Certain Powers of the Board of Directors.  Current Article VIII, Section 5 was removed, as it is not required by law and could limit the ability of the board of directors to take action, from time to time, which is otherwise permitted by law.

•	Limitation of Liability. Proposed new Article IX provides that:

To the fullest extent permitted by the laws of the State of Colorado, as such laws may now or hereafter exist, directors of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or for any acts or omissions occurring in their capacity as directors.  Any repeal or amendment of this provision shall operate prospectively only and shall not adversely affect any limitation of liability which then exists as a result hereof.

This change should allow the Company to better attract and retain quality directors for the Company.

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Conflicts of Interest.  Proposed new Article X replaces current Article IX, clarifying the Company’s and its directors’ and officers’ rights in the event of a conflict of interest.  Absent fraud, the new provision would not penalize and officer or director. It also allows the interested director to count in determining the existence of a quorum.  Finally, it eliminates the corporate opportunity limitations contained in current Article IX, Section 2.  This change should allow the Company to better attract and retain quality directors for the Company.

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Indemnification. Proposed new Article XI will, effectively, allow the Company to indemnify and advance expenses with respect to directors, officers and others engaged by the Company, to the full extent permitted by law.  This change should allow the Company to better attract and retain quality directors for the Company.

•	Shareholder Action without a Meeting. Proposed new Article XII provides that:

Any action required to be taken at a shareholders’ meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing or the shareholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitles to vote thereon were present and voted consent to such action in writing.

This change would provide the Company and its shareholders with additional flexibility whenever shareholder action is required, which could result in substantial costs savings.

•
Arrangements with Creditors.  Current Article XI was removed, thereby removing the requirement that the Company and all shareholders be bound by certain action taken by a majority of shareholders and certain creditors.  The text of this provision states that:

Whenever a compromise or arrangement is proposed by the Corporation between it and its creditors or any class of them, and/or between said Corporation and its shareholders or any class of them, any court of equitable jurisdiction may, on summary application by the Corporation, or by a majority of its shareholders, or on the application of any receiver or receivers appointed for the Corporation, or on the application of trustees in dissolution, order a meeting of the creditors or class of creditors and/or of the shareholders or class of shareholders of the Corporation, as the case may be, to be notified in such manner as the court decides. If a majority in number representing at least three-fourths in amount of the creditors or class of creditors, and/or the holders of the majority of the stock or class of stock of the Corporation, as the case may be, agree to any compromise or arrangement and/or to any reorganization of the Corporation, as a consequence of such compromise or arrangement, then said compromise or arrangement and/or said reorganization shall, if sanctioned by the court to which the application has been made, be binding upon all the creditors or class of creditors, and/or on all the shareholders of class of shareholders of the Corporation, as the case may be, and also on the Corporation.

This change provides minority shareholders with additional protections.

•	Shareholders’ Meetings. Current Article XII was removed, as it is addressed in the proposed Amended and Restated Bylaws.

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Shareholder Vote.  Current Article XIII was removed, as it limited the vote required by shareholders to a majority, even if the law required a greater percentage.  This change will increase the rights of shareholders.

•
Dissolution.  Article XIV was removed.  It gave shareholders the right to dissolve the Company.  No new or replacement article has been proposed regarding dissolution, therefore, in the event the Company dissolves, it will be done in accordance with Colorado law.  This should better protect the rights of minority shareholders.

•	Meetings. Proposed new Article XIII clarifies and confirms the ability to hold meetings anywhere and anytime and the quorum requirement (which wasn’t modified).

The Board of directors has determined that these changes are in the Company’s best interests. If the proposed Amended Articles are approved by the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting, the Company’s Articles of Incorporation will be amended in substantially the form of the Amended Articles, with such immaterial changes as the board of directors deems appropriate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

PROPOSAL 3:  AMENDMENT AND RESTATEMENT OF BYLAWS

Proposed Amendment and Restatement

On August 22, 2011, the board of directors approved, subject to shareholder approval, the amendment and restatement of the Company’s Bylaws in the form of the Amended and Restated Bylaws attached hereto as Annex C (the “Amended Bylaws”).  A summary of the material differences between the current Bylaws and the proposed Amended Bylaws is provided below, but is qualified in its entirety by reference to the full text of the Amended Bylaws attached to this document under Annex C.

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Shareholder Meetings.  Proposed new Article 2 provides information regarding the logistics as to shareholder meetings, including notices, places, and actions at meetings.  Many of the new provisions in Article 2 do not have a corresponding counterpart in the current Bylaws, including Sections 2.1 (Annual Meeting), 2.2 (Special Meetings), 2.3 (Place of Meetings), 2.4 (Notice of Meeting; Adjournment), 2.5 (Meeting of all Shareholders), 2.7 (Shareholder Records), 2.8 (Quorum, although the quorum requirement is not changing), 2.12 (Voting of Shares by Certain Shareholders), 2.14 (Voting by Ballot), 2.15 (Notice of Business to be Brought before an Annual Meeting), 2.16 (Notice of Nominations for Election to the Board of Directors) and 2.17 (Special Meeting Procedures).  Many of these new provisions in the Amended Bylaws are dictated by Colorado law, even without Bylaw provision, while certain other new provisions simply create clarity and certainty with respect to Shareholder meetings.  Proposed new Section 2.6 clarifies and simplifies the comparable provision in current Article VIII, Section 4.  Proposed new Section 2.15 provides the timing and requirements for submitting shareholder proposals for annual meetings.  Proposed new Section 2.16 effectively replaces the comparable provision in the current Articles of Incorporation.  The overriding intent of these changes is to create greater certainty and efficiencies with respect to shareholder meetings and procedures, thereby reducing costs.

•
Vote Required.  Proposed New Section 2.9 confirms that majority vote is required to take shareholder action, other than for directors, which is by plurality vote.  This change is intended to simply provide clarity and thus greater certainty.

•
Proxies.  Proposed new Section 2.10 simplifies the proxy requirements and provides that it may not last longer than 11 months, unless the proxy provides otherwise.  This change is intended to simply provide clarity and thus greater certainty.

•
Voting.  Proposed new Section 2.11 confirms that, unless otherwise provided in Articles of Incorporation or Bylaws, each share is entitled to 1 vote, and fractional shares are entitled to fractional votes.  This change is intended to simply provide clarity and thus greater certainty.

•	Informal Action by Shareholders. Similar to the proposed new section in the Amended Articles, Section 2.13 provides that:

Any action required to be taken at a shareholders’ meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing or the shareholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.

This change would provide the Company and its shareholders with additional flexibility whenever shareholder action is required, which could result in substantial costs savings.

•
Number, Tenure and Qualifications of Directors.  Proposed new Section 3.2 reiterates the board size of between 3 and 9 members, thereby establishing a cap on the total number but not effectively changing the minimum other than as permitted by Colorado law, (b) eliminates the requirement that the number of directors can only be increased above 3 with the approval of holders of 90% of the common stock outstanding, and (c) provides for a chairman of the board.

•	Director Meetings; Notice. Proposed new Sections 3.3, 3.4 and 3.5 clarify and confirm director meeting logistics and notice requirements, providing greater certainty and more efficiency.

•	Quorum. Proposed new Section 3.6 changes the requirement from 1/3 to a majority of directors to constitute a quorum. This change should increase the quality of the management of the Company.

•	Removal of Directors. Proposed new Section 3.12 provides that directors may be removed, with or without cause, by majority vote of shareholders, as opposed to the current requirement of 2/3 vote.

This change is primarily intended to benefit shareholders, by enhancing the ability of the shareholders to control the composition and quality of the board of directors.

•	Compensation of Directors. Proposed new Section 3.14 provides that the board of directors may set its compensation, eliminating the current $10 per meeting fee.

This change should allow the Company to better attract and retain quality directors for the Company.

•	Presumption of Assent. Proposed new Section 3.15 provides that:

A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

This change is intended to provide additional protections to shareholders by effectively requiring directors to be fully engaged at meetings.

•	Limitation of Liability. Proposed new Section 3.16 provides that:

To the fullest extent permitted by the laws of the State of Colorado, as such laws may now or hereafter exist, directors of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or for any acts or omissions occurring in their capacity as directors.  Any repeal or amendment of this provision shall operate prospectively only and shall not adversely affect any limitation of liability which then exists as a result hereof.

This change should allow the Company to better attract and retain quality directors for the Company.

•	Sale or Mortgage of Property. Proposed new Section 3.17 provides that:

The corporation may, without approval of the shareholders, (a) sell, lease, exchange, or otherwise dispose of any or all of its property in the usual and regular course of business; (b) mortgage, pledge, dedicate to the repayment of indebtedness, whether with or without recourse, or otherwise encumber any or all of its property whether or not in the usual and regular course of business; or (c) transfer any or all of its property to a domestic corporation all the shares of which are owned, directly or indirectly, by the corporation.

This change is intended to provide the board of directors with flexibility to take advantage of opportunities in a timely manner, with the hope of thereby benefitting the Company and its shareholders.

•	Officers. Proposed new Article 4 confirms and clarifies officer positions and issues relating to officers. It should provide greater clarity over the comparable provisions in the current Bylaws.

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Contracts, Loans, Checks and Deposits.  Proposed new Article 5 confirms and clarifies requirements in connection with contracts, loans, checks and deposits.  It should provide greater clarity over the comparable provisions in the current Bylaws.

•
Shares, Certificates and Transfers.  Proposed new Article 6 confirms and clarifies requirements in connection with shares, certificates, lost shares and transfers.  It should provide greater clarity over the comparable provisions in the current Bylaws.

•
Indemnification. Proposed new Article 7 will, effectively, allow the Company to indemnify and advance expenses with respect to directors, officers and others engaged by the Company, to the full extent permitted by law.  This change should allow the Company to better attract and retain quality directors for the Company.

•	Dividends. Proposed new Article 9 simplifies the provision for dividends.

•	Amendment of Bylaws. Proposed new Article 12 provides that:

These bylaws may be altered, amended or repealed and new bylaws may be adopted by a majority of the directors present at any meeting of the board of directors of the corporation at which a quorum is present, by unanimous written consent of the board of directors as provided in Section 3.8 hereof, or by shareholders as provided in Sections 2.5, 2.9 or 2.13 and provisions of law.

This change clarifies the legal requirements for amending bylaws under Colorado law.

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Emergency Bylaws.  Proposed new Article 13 provides for emergency bylaws, which shall be operative during any emergency (as defined in Section 7-102-107(4) of the Colorado Business Corporation Act, as amended) in the conduct of the business of the corporation, notwithstanding any different provision in the bylaws. This change provides additional flexibility in the management and operation of the Company during an emergency.

The board of directors has determined that these changes are in the Company’s best interests. If the proposed Amended Bylaws are approved by the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting, the Company’s Bylaws will be amended in substantially the form of the Amended Bylaws, with such immaterial changes as the board of directors deems appropriate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED BYLAWS.

PROPOSAL 4:  APPROVAL OF THE 2011 STOCK INCENTIVE PLAN

Background

On August 22, 2011, the Board of Directors adopted the Company’s 2011 Stock Incentive Plan, subject to shareholder approval.  The purpose of the incentive plan is to provide certain key persons, on whose initiative and efforts the successful conduct of the business of the Company depends, with incentives to enter into and remain in the service of the Company, acquire a proprietary interest in the success of the Company, maximize their performance, and enhance the long-term performance of the Company.

A summary of the principal features of the incentive plan is provided below, but is qualified in its entirety by reference to the full text of the incentive plan that is attached to this document under Annex A.

Adoption of the Incentive Plan

If a quorum is present, the affirmative vote of holders of a majority of the outstanding shares of Company’s common stock represented in person or by proxy at the Annual Meeting is required for the adoption of the 2011 Stock Incentive Plan.

The Board of Directors unanimously recommends a vote “FOR” adoption of the 2011 Stock Incentive Plan.

Shares Available

The incentive plan reserves 3,000,000 shares of the Company’s common stock for awards under the incentive plan.  The total number of shares of common stock available for issuance under the incentive plan will be subject to the adjustments.  If there any shares that are subject to an award under the incentive plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever; any shares of restricted stock forfeited pursuant to the terms of the incentive plan, and any shares in respect of which a stock appreciation right or performance share award is settled for cash such shares will again become available for issuance under the incentive plan.

Administration

The incentive plan shall, at the present time, be administered by the Company’s Board of Directors (the “Administrator”). The Administrator shall have the authority (i) to exercise all of the powers granted to it under the incentive plan, including determinations as to eligibility to receive an award, the amount and type of award and the terms and condition of any award, (ii) to construe, interpret and implement the incentive plan and any award agreements executed pursuant to the terms of the incentive plan in its sole discretion with all such determination being final, binding and conclusive, (iii) to prescribe, amend and rescind rules and regulations relating to the incentive plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the incentive plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the incentive plan. The Administrator also has the power to modify or waive restrictions on awards, to amend awards, and to grant extensions and accelerations of awards. The Administrator may delegate some or all of its authority to issue options or other rights under the incentive plan to our Chief Executive Officer, subject to limitations as determined by the Administrator. The Administrator may revoke this delegation at any time.

Eligibility of Participation

Directors, officers, executive, managerial, administrative and professional employees of the Company and/or its subsidiaries, and consultants, independent contractors, attorneys and advisors who provide services to the Company and/or its subsidiaries (referred to as “key persons”) are eligible to participate in the incentive plan. The selection of eligible participants is within the discretion of the Administrator.

Types of Awards

The incentive plan provides for incentive stock options, non-qualified stock options, restricted and unrestricted stock, and performance shares. Awards may be granted singly, in combination, or in tandem, as determined by the Board.  The Board of Directors may amend, suspend or modify the incentive plan at any time, except as limited by the terms of the incentive plan.

Stock Option Grants

The Administrator may grant options qualifying as incentive stock options under the Internal Revenue Code and nonqualified stock options.  The term of an option will be fixed by the Administrator, but will not exceed ten years (or five years in the case of an incentive stock option granted to a person beneficially owning shares representing 10% or more of the total combined voting power of all classes of stock of the Company, referred to as a 10% shareholder).  The option price for any option will not be less than the fair market value of common stock on the date of grant (or 110% of the fair market value in the case of an incentive stock option granted to a 10% shareholder).  Generally, the fair market value will be the closing price of the common stock on the applicable trading market. Payment for shares purchased upon exercise of a stock option must be made in full at the time of purchase.  Payment may be made in cash; with the consent of the Administrator, by the transfer to the Company of shares having a fair  market value equal to the option exercise price; if provided for in the applicable option agreement and to the extent permitted by law, by delivery of a full-recourse and sufficiently collateralized promissory note in such amount and on such terms as determined by the Administrator; or at the discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the incentive plan, as the Administrator may prescribe from time to time.

Restricted and Unrestricted Stock

The Administrator is authorized to grant restricted and unrestricted stock.  Restricted stock is a grant of shares of common stock which may not be sold or disposed of and which shall be subject to such risks of forfeiture and other restrictions as the Administrator may impose.  Upon the issuance of such a restricted stock award, the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described the incentive plan; (ii) in the Administrator’s discretion, to a requirement that any dividends paid on such shares shall be held in escrow until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable restricted stock agreement. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in the incentive plan or the applicable restricted stock agreement. The Administrator may grant, or sell at a purchase price at least equal to par value, shares of common stock free of restrictions under the incentive plan, subject to such forfeiture provisions as the Administrator shall determine in its sole discretion. Unrestricted stock grants may be thus granted or sold in respect of past services or other valid consideration.  A participant granted restricted stock generally has all of the rights of a shareholder of the Company, unless otherwise determined by the Administrator.

Performance Shares

The Administrator may grant performance share awards to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall in its sole discretion determine, subject to the provisions of the incentive plan. Such an award shall entitle the grantee to acquire shares of common stock, or to be paid the value thereof in cash, as the Administrator shall determine, if specified performance goals are met. The grantee of a performance share award will have the rights of a stockholder only as to shares for which a stock certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.

Adjustments

The number and class of shares available under the incentive plan and the terms of outstanding awards may be adjusted by the Administrator to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company.

Amendment of the Incentive Plan

The Board has the right and power to amend the incentive plan, without the consent of the participants.  The Board may not amend the incentive plan, however, in a manner that would impair or adversely affect the rights of the holder of an award without the holder’s consent.  The Company will obtain shareholder approval if an amendment  increases the aggregate number of shares that may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options, or  materially increases the benefits under the incentive plan to persons whose transactions in common stock are subject to Section 16(b) of the Exchange Act or increases the benefits under the incentive plan to someone who has is eligible to receive awards under the incentive plan, materially increases the number of shares that may be issued to such persons, materially modifies the eligibility requirements affecting such persons or as otherwise required by applicable law, regulation or rule.

Termination of the Incentive Plan

The incentive plan may be terminated at any time by the Board. Termination will not in any manner impair or adversely affect any benefit outstanding at the time of termination.  The incentive plan will expire on the first anniversary of its approval by the Board.

Administrator’s Right to Modify Benefits

Any stock option granted may be converted, modified, forfeited, or canceled, in whole or in part, by the Administrator if and to the extent permitted in the incentive plan or in the applicable agreement entered into in connection with an award or with the consent of the participant to whom the award was granted

Federal Tax Treatment

The incentive plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

On exercise of a nonqualified stock option granted under the incentive plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price.  If the optionee is an employee of the Company, that income will be subject to the withholding of Federal income tax.  The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of the Company’s common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them.  The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash.  If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered.  The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

The incentive plan provides for the grant of stock options that qualify as “incentive stock options” as defined in Section 422 of the Code. Under the Internal Revenue Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option.  In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price.  If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale.  If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an incentive stock option by delivering shares of stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares.  This rule prevents “pyramiding” or the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an incentive stock options exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock.  If, however, the stock is non-vested when it is received under the incentive plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock.  A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.  Upon the disposition of any stock received as a stock award under the incentive plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize at the time so recognized by the employee, whether upon vesting or grant, if the employee makes the election deferral above.

Section 409A

Section 409A of the Code imposes certain requirements applicable to “nonqualified deferred compensation plans,” including rules relating to the timing of deferral elections and elections with regard to the form and timing of benefit distributions, prohibitions against the acceleration of the timing of distributions, and the times when distributions may be made, as well as rules that generally prohibit the funding of nonqualified deferred compensation plans in offshore trusts or upon the occurrence of a change in the employer’s financial health.  If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan is or becomes immediately taxable to the extent that it is not subject to a substantial risk of forfeiture and was not previously taxable.  The tax imposed as a result of these new rules would be increased by interest at a rate equal to the rate imposed upon tax underpayments plus one percentage point, and an additional tax equal to 20% of the compensation which is required to be included in income. Some of the awards to be granted under the incentive plan may constitute deferred compensation subject to the Section 409A requirements, including, without limitation, the stock appreciation rights that are not payable in shares of the Company’s common stock. It is the Company’s intention that any award agreement that will govern awards subject to Section 409A will comply with these new rules.

Effect of Approval of the Incentive Plan

Approval by the shareholders of the incentive plan will permit the Administrator the ability to make equity compensation awards to directors, officers and other key employees and consultants for the next year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2011 STOCK INCENTIVE PLAN

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires that our executive officers, directors, and persons who own more than 10% of a registered class of our equity securities to file reports of beneficial ownership and certain changes in beneficial ownership with the SEC and to furnish us with copies of those reports. To our knowledge, based solely on a review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that during the fiscal year ended April 30, 2011, our officers, directors and greater than 10% shareholders filed all reports required by Section 16(a), except as set forth below.  For each person subject to Section 16(a) of the Exchange Act, listed below is a description of the known failures by such persons to file on a timely basis the forms required by Section 16(a) during prior fiscal years:

Name	Late Reports	Late Transaction Reports	Failure to File
Cicerone Corporate Development, LLC	13	13	0
Robert B. Fields	2	2	0
Thomas J Schaefer	1	1	0
Steven R. Henson	1	1	0
Donal R Schmidt, Jr	1	1	0
Thimothy S. Wafford	1	1	0
David Surgnier	1	1	0
Jay Leaver	2	2	0
Stephen W Weathers	3	3	0
Judson F. Hoover	2	2	0

Name	Form	Due	Filed	Reported	Shares
Cicerone Corp Development, LLC	4	8/8/2010	8/10/2010	Purchase of	746,227
Cicerone Corp Development, LLC	4	8/27/2010	10/4/2010	Shares issued for services	20,000
Cicerone Corp Development, LLC	4	9/4/2010	10/4/2010	Purchase of	60,606
Cicerone Corp Development, LLC	4	9/23/2010	10/4/2010	Options exchanged with a private party
Cicerone Corp Development, LLC	4	10/2/2010	10/4/2010	Shares issued for services	20,000
Cicerone Corp Development, LLC	4	10/21/2010	11/8/2010	Shares issued for services	20,000
Cicerone Corp Development, LLC	4	11/6/2010	11/8/2010	Purchase of	20,000
Cicerone Corp Development, LLC	4	1/2/2011	1/4/2011	Sale of	13,500
Cicerone Corp Development, LLC	4	1/2/2011	1/4/2011	Shares issued for services	20,000
Cicerone Corp Development, LLC	4	2/5/2011	2/10/2011	Sale of	42,000
Cicerone Corp Development, LLC	4	2/22/2011	3/30/2011	Cashless exercise of warrants	186,156
Cicerone Corp Development, LLC	4	3/9/2011	3/30/2011	Cashless exercise of warrants	40,237
Cicerone Corp Development, LLC	4	4/10/2011	4/18/2011	Share distribution to former partner	350,000
Robert B Fields	4	1/14/2011	7/21/2011	Shares issued for services	14,384
Robert B Fields	4	1/20/2011	2/11/2011	Shares issued for services	50,000
Thomas J Schaefer	3	9/11/2010	10/25/2010
James Pennington	3	1/22/2011	4/11/2011
Judson F Hoover	3	3/7/2011	4/11/2011
Judson F Hoover	4	07/9/2011	8/23/2011	Dividends on preferred shares	138
Steven R. Henson	3	4/10/2011	4/13/2011
Donal R Schmidt, Jr	4	8/24/2010	8/25/2011	FTP Shares distributed to the individuals
Thimothy S. Wafford	4	8/24/2010	8/25/2011	FTP Shares distributed to the individuals
David Surgnier	3	8/28/2006	11/1/2010
Jay Leaver	4	7/25/2010	3/15/2011	Shares issued for services	30,000
Jay Leaver	3	10/2/2009	3/23/2010
Stephen W Weathers	4	1/14/2011	7/13/2011	Shares issued for services	27,260
Stephen W Weathers	4	7/25/2010	11/2/2010	Shares issued for services	50,000
Stephen W Weathers	4	5/10/2009	8/11/2009	Warrants issued	350,000

Corporate Governance

On April 26, 2011, our Board of Directors adopted a written code of ethics, which is currently available on our website at www.snrv.com.

Meetings of the Board of Directors

During the fiscal year ended April 30, 2010, our Board of Directors held nine meetings and took action by written consent on 15 occasions.  No director attended fewer than 75% of the Board meetings held during this period.  The Board of Directors encourages, but does not require, its directors to attend the Company’s annual meeting of shareholders. The three directors approved by the Shareholders at the fiscal year end April 30, 2010 Annual Meeting were in attendance at that meeting.

During most of our 2010 fiscal year, the Board of Directors had no standing committees; however, on April 26, 2011, the Board of Directors authorized the creation of the following committees: (1) a nomination and governance committee (the “Nomination Committee”); (2) an audit committee (the “Audit Committee”) ; and (3) a compensation committee (the “Compensation Committee”).  Our Board of Directors has not yet designated our “audit committee financial expert,” Such determination is still under consideration.  Currently, each of our independent directors serves on each of these committees.

NON-EMPLOYEE DIRECTOR COMPENSATION

The board’s non-employee directors are paid pursuant to a standard compensation package, split between cash payments and equity awards, designed to compensate each non-employee director for his service on the board.

The non-equity components of this program are: an annual board retainer of 25,000 shares; and $2,000 a month in cash. Non-employee directors also receive reimbursement of their reasonable travel and other out-of-pocket expenses to attend board and board committee meetings.

Components of Non-Employee Director Compensation

Any director who is an employee of Sun River Energy, Inc. receives no additional compensation for serving on the board of directors. The following table lists the non-employee director compensation components in 2010, which were as follows:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Stephen W. Weathers	$6,000	$81,250	$-	$—	$—	$—	$87,250
Robert B. Fields	$6,000	$81,250	$-	$—	$—	$—	$87,250
Dr. Steven R. Henson	$6,000	$81,250	$-	$—	$—	$—	$87,250

CORPORATE GOVERNANCE

Communications with Directors

Stockholders and other parties interested in communicating directly and confidentially with the non-employee directors as a group may do so by writing to: Non-Employee Board of Directors, Attn: Corporate Secretary, Sun River Energy, Inc., 5950 Berkshire Lane, Suite 1650, Dallas, Texas 75225, in an envelope marked “Confidential.” The Corporate Secretary of the Company will promptly forward, unopened, to the Non-Employee Board of Directors all such correspondence. In addition, if you wish to communicate generally with the board you may do so by writing to: Corporate Secretary, Sun River Energy, Inc., 5950 Berkshire Lane, Suite 1650, Dallas, Texas 75225. The Corporate Secretary will review all such non-confidential correspondence and will either forward to the board of directors a summary of the correspondence, or a copy of the actual correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the board of directors or its committees or that he otherwise determines requires board attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the board of directors and request copies of any such non-confidential correspondence.

Any stockholder or employee may submit at any time a good faith complaint regarding any accounting, accounting controls, internal controls or auditing matters concerning the Company without fear of dismissal or retaliation of any kind.

These policies and procedures are not intended to alter or amend the requirements a stockholder must satisfy in order to (i) present a stockholder proposal at a meeting of stockholders, (ii) nominate a candidate for the board of directors, or (iii) recommend a candidate for the board of directors for consideration by the corporate governance and nominating committee, whether set forth in the Company’s Amended and Restated By-laws, the policies or procedures regarding director nominations followed by the corporate governance and nominating committee or Rule 14a-8 of the Securities Exchange Act of 1934, as amended, to the extent applicable.

The Company encourages, but does not have a policy requiring, directors to attend the annual stockholders’ meetings.

Leadership Structure and Risk Oversight

The Chairman of the Board presides at all meetings of the Board.  The Chairman is elected to serve by the other directors.  At the present time, one individual serves as our Chairman and as our Chief Executive Officer and President.  The Board does not have a lead independent director.  The Board has determined that, given the relatively early stage of the Company’s development, combining these roles is appropriate and will provide the Board with direct knowledge of and participation in the activities of our management.

The Board’s role in connection with risk oversight is to oversee and monitor the management of risk practiced by the Company’s management in the performance of their duties.  The Board does this in a number of ways, principally through meetings with and reports from our management team. The Board of Directors regularly considers potential risks facing the business of the Company. Board members identify for management risks that they view as inherent in the nature of the Company’s business that should receive management attention.

The Company believes that its Board as a whole should encompass a range of talent, skill, diversity, and expertise enabling it to provide sound guidance with respect to the Company’s operations and interests.  Minimum individual requirements include strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially.  Because of the nature of the Company’s business in oil and gas exploration, however, we have placed particular emphasis on finding individuals who have significant experience in this industry.  The Board believes that the qualifications of the directors, as set forth in their biographies set forth above, provides them with the qualifications and skills to serve as a director of our Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following tables set forth certain information regarding our principal executive officer, principal financial officer or person action in a similar capacity, and each of our other most highly-compensated executive officers whose total annual salary and bonus for the fiscal years ending April 30, 2011and 2010 exceeded $100,000:

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (a)($)	All Other Compensation ($)	Total ($)
Donal R. Schmidt, Jr,	2011	$—	$960,000	$—	$323,751	$—	$1,289,411
CEO, Principal Executive Officer

Judson F. Hoover,	2011	$40,806	$—	$—	$55,909	$—	$96,715
CFO, Principal Financial Officer

Thimothy S. Wafford,	2011	$—	$960,000	$—	$323,751	$—	$1,289,411
COO

James E. Pennington,	2011	$75,000	—	$—	$78,305	$—	$153,305
General Counsel

Tom Schaefer,	2011	$83,333	$—	$—	$103,101	$—	$186,434
Vice President of Engineering

Jay Leaver,	2011	$57,634	$-	$—	$37,240	$—	$94,874
Vice President of Geology	2010	$42,000	$-	$103,500	$—	$—	$145,500

Joe Kelloff, Former COO	2010	$49,999	$-	$82,500	$—	$—	$132,499

(a)	Please see the table on outstanding equity awards below.

Employment Agreements

Mr. Schmidt is employed for a three-year term by the Company as President and CEO and Mr. Wafford is employed for a three-year term as the COO, both effective August 1, 2010.  Additionally, pursuant to these contracts, Mr. Schmidt was appointed as a director along with Robert B. Fields.

On October 15, 2010, the Board appointed Thomas Schaefer, age 38, as the Company’s Vice President of Engineering. From September 1, 2010 to October 15, 2010, Mr. Schaefer served as the Company’s Senior Petroleum Engineer.  Mr. Schaefer is responsible for all aspects of drilling, completion and operation of wells on Company-operated properties in Texas and New Mexico. Effective September 1, 2010, the Company entered into an employment agreement with Mr. Schaefer, which remains in place following his appointment as an executive officer of the Company. The employment agreement provided for an initial term of three years and will automatically renew for additional one-year terms unless either party gives notice 30 days prior to the end of the then-current term of its intent to terminate the agreement.

On January 12, 2011, the Board appointed Jay Leaver, age 48, as the Company’s Vice President of Geology.  Previously he was the Company’s Senior Geologist.  Mr. Leaver is responsible for all aspects of geology, completion and operation of wells on Company-operated properties in Texas and New Mexico. Mr. Leaver served as Interim-President of Sun River Energy, Inc. from September 23, 2009 to August 3, 2010 and as a consulting geologist from August 3, 2010 to December 22, 2010.  Effective December 22, 2010, the Company entered into an employment agreement with Mr. Leaver, which remains in place following his appointment as an executive officer of the Company. The employment agreement provides for an initial term of three years and will automatically renew for additional one-year terms unless either party gives notice 30 days prior to the end of the then-current term of its intent to terminate the agreement.

On March 31, 2011, the Board appointed Judson F. Hoover, age 53, as the Company’s Chief Financial Officer. Mr. Hoover replaced Mr. Schmidt as acting CFO, allowing Mr. Schmidt to focus on his duties as CEO of the Company.  From January 12, 2011 to March 31, 2011, Mr. Hoover was employed by the Company on an interim basis to provide financial and other services to the Company. From June 2007 to June 2009, he served as Controller for Union Drilling, Inc., a publicly traded company in oil field services. From June 2009 to January 2011, Mr. Hoover also owned and operated a business consulting firm.  Mr. Hoover’s contract provides for a term of three years and will automatically renew for additional one-year terms unless either party gives notice 30 days prior to the end of the then-current term of its intent to terminate the agreement.

On March 31, 2011, the Board appointed James E. Pennington, age 52, as the Company’s General Counsel and Secretary.  Mr. Pennington had provided services as the Company’s General Counsel since January 12, 2011. Previously, Mr. Pennington acted as outside legal counsel for the Company and handled a variety of legal matters for the Company. As General Counsel, Mr. Pennington is responsible for all legal matters for the Company, including Securities Exchange Commission of the United States related matters, Sarbanes Oxley compliance, corporate governance, and managing and overseeing work performed by outside legal counsel. Effective March 31, 2011, the Company entered into an employment agreement with Mr. Pennington, which agreement will remain in place following his appointment as an executive officer of the Company. The employment agreement provides for an initial term of three years and will automatically renew for additional one-year terms unless either party gives notice 60 days prior to the end of the then-current term of its intent to terminate the agreement.

Consulting Agreements

Effective February 1, 2011, the Company entered into an Amended and Restated Consulting Agreement (the “Cicerone Agreement”) with Cicerone Corporate Development, LLC, one of the Company’s principal shareholders (“Cicerone”). Pursuant to the Cicerone Agreement, Cicerone will continue to provide consulting services relating to the implementation of corporate strategies, achievement of market listing standards, debt and equity financings, and corporate governance and shareholder matters. The Cicerone Agreement amends and restates in its entirety the consulting agreement dated November 29, 2010 between the Company and Cicerone. The Cicerone Agreement shall remain in effect until August 1, 2013. Notice of termination may be given by either party upon 30 days’ prior written notice commencing six months after the effective date of the Cicerone Agreement.

As its consulting fee under the Cicerone Agreement, Cicerone is entitled to receive, on a monthly basis, $8,333. In addition, Cicerone will be entitled to receive a fee equal to 5% of the purchase price paid by the Company in connection with any oil and/or gas projects and acquisitions, acreage sales or leases introduced to the Company by Cicerone. Such fee shall be payable 50% in cash and 50% in common shares of the Company’s Common Stock based on the then-current bid price. Under the Cicerone Agreement, the Company has also agreed to reimburse Cicerone’s pre-approved reasonable and necessary expenses incurred in connection with providing its consulting services.  The Company recognized an expense of $408,000 of expense under this agreement for the year ended April 30, 2011, in addition to the warrant expense later disclosed below.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information concerning outstanding equity awards held by the Named Executive Officers for the fiscal year ended April 30, 2011:

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date (mm/dd/yy)
Donal R. Schmidt, Jr,	250,000	750,000	1.55	7/31/20
CEO, Principal Executive Officer
Judson F. Hoover,	14,815	235,185	4.85	2/22/21
CFO, Principal Financial Officer
Thimothy S. Wafford,	250,000	750,000	1.55	7/31/20
COO
James E. Pennington,	30,000	270,000	3.25	1/9/21
General Counsel
Tom Schaefer,	74,768	425,232	1.68	8/29/20
Vice President of Engineering(b)
Jay Leaver,	28,667	131,333	2.40	12/19/20
Vice President of Geology

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table summarizes certain information as of July 15, 2011 with respect to the beneficial ownership of our Common Stock before and after this Offering by (1) our directors, (2) our President and Chief Executive Officer (our principal executive officer), our Chief Financial Officer (our principal accounting officer) and our most highly-compensated executive officers as of April 30, 2011 (or any executive officer who would have been among the most highly-compensated but for the fact that such an individual was not serving as an executive officer as of April 30, 2011) whose total salary and bonus for the fiscal year ended April 30, 2011 exceeded $100,000 for services in all capacities to the Company  (collectively, the “Named Executive Officers”),  (3) stockholders known by us to own beneficially 5% or more of the shares of our Common Stock, and (4) all of our Named Executive Officers and directors as a group. As of July 15, 2011, the Company had 31,130,880 shares of Common Stock issued and outstanding, 1,004,769 shares exercisable and 879,769 shares exercisable by Named Executive officers, 720,000 shares convertible from a note held by two Named Executive Officers of the Company, 1,400,000 shares exercisable under warrants, 350,000 shares exercisable by a director.

Beneficial ownership is determined in accordance with the rules of SEC. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC and information supplied by our transfer agent, Securities Transfer Corporation, as of the most recent practicable date. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 34,255,649 shares outstanding on July 15, 2011 provided that any additional shares of common stock that a stockholder has the right to acquire within 60 days after July 15, 2011 pursuant to grants of stock options or awards of restricted stock are deemed to be outstanding and beneficially owned by the person holding such options or restricted stock for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class (2)

Common Stock	Donal R. Schmidt, Jr.	2,470,024	(3)	7.2
Common Stock	Thimothy S. Wafford	2,470,024	(4)	7.2
Common Stock	Steven R. Henson	764,315		2.2
Common Stock	Stephen Weathers	500,000	(5)	1.5
Common Stock	James E. Pennington	402,453	(6)	1.2
Common Stock	Jay Leaver	120,556	(7)	*
Common Stock	Thomas Schaefer	109,954	(8)	*
Common Stock	Robert B. Fields	64,384		*
Common Stock	Judson F. Hoover	42,545	(9)	*
Common Stock	Cicerone Corp Development, LLC	5,058,441	(10)	14.8
	501 Trophy Lake Drive, Suite 314
	Trophy Club, TX 76262
Common Stock	Estate of Richard L. Toupal	1,588,895	(11)	4.9
	9 Thornhurst
	San Antonio, TX 78218
Common Stock	Katy Resources LLC	1,583,710		4.6
	1000 Louisiana St Suite 2800
	Houston TX 77000
Common Stock	All directors and executive officers as a group (nine persons)	6,944,255	(12)	20.3

* Less than 1%

(1)	Expect as otherwise noted, the address for each of the beneficial ownership is our address at 5950 Berkshire Lane, Suite 1650, Dallas, Texas 75225.

(2)
Based upon 34,255,649 shares of common stock 31,130,880 issued and outstanding on the Record Date, 1,004,769 shares exercisable under option agreements 879,769 shares exercisable by Named Executive Officers at July 15, 2011, and 720,000 shares when converted on a note held by two Named Executive Officers, 1,400,000 shares exercisable under warrant agreements 350,000 shares to a director.

(3)
Includes (a) 125,000 shares owned by Mr. Schmidt directly, (b) 1,029,000 shares owned by Sierra Foxtrot, LP, of which he and his wife Mrs. Penny Raney Schmidt own 98%, (c) 995,654 shares under an option agreement from Robert Doak, the 995,654 shares under the option agreement from Robert Doak are under an irrevocable proxy to Mr. Weathers and (d) options to acquire 320,370 shares exercisable at July 15, 2011.

(4)
Includes (a) 946,011 shares owned by Mr. Wafford directly, (b) 360,000 shares to be issued for conversion of a note from the Company to FTP (c) 995,654 shares under an option agreement from Robert Doak , the 995,654 shares under the option agreement from Robert Doak are under an irrevocable proxy to Mr. Weathers and (d) options to acquire 320,370 shares exercisable at May 31, 2011.

(5)
Includes (a) 150,000 shares of common stock, (b) 350,000 shares of common stock issuable upon exercise of a warrant.  Mr. Weathers holds an irrevocable proxy on 2,986,961 shares owned Cicerone Corporate Development (995,653 shares), Mr. Schmidt (995,653 shares), and by Mr.  Wafford (995,654 shares), and 2,861,666 shares owned by Cicerone Corporate Development.   This total does not include 5,000 shares owned by Mr. Weathers’ father.

(6)	Includes 351,342 shares owned by Mr. Pennington and options to acquire 51,111 shares exercisable at July 15, 2011.

(7)	Includes 75,000 shares owned by Mr. Leaver directly, and options to acquire 45,556 shares exercisable at July 15, 2011.

(8)	Includes options to acquire 109,954 shares exercisable at July 15, 2011.

(9)	Includes 10,138 shares owned by Mr. Hoover jointly with his wife, and options to acquire 32,407 shares exercisable at July 15, 2011.

(10)
Includes (a) 1,201,122 shares owned by Cicerone Corporate Development, LLC directly, (b) 2,861,666 shares held under option from New Mexico Energy, LLC, the 2,861,666 shares under the option agreement from New Mexico Energy, LLC are under an irrevocable proxy to Mr. Weathers and (c) 995,653 shares held under option from Robert Doak the 995,653 shares under the option agreement from Robert Doak are under an irrevocable proxy to Mr. Weathers.

(11)	Shares are beneficially owned by Ginger G. Toupla as the executrix of the estate of Richard L. Toupal.

(12)
Includes (a) 3,003,179 shares of common stock, (b) 3,221,077 shares of common stock issuable upon exercise of warrants and options owned by the officers and directors, and (c) 720,000 shares of common stock issuable upon conversion of a convertible promissory note plus interest.  Does not include shares controlled by proxy, currently held by Mr. Weathers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Consulting Agreement

Effective February 1, 2011, the Company entered into an Amended and Restated Consulting Agreement (the “Cicerone Agreement”) with Cicerone Corporate Development, LLC, one of the Company’s principal shareholders (“Cicerone”). Pursuant to the Cicerone Agreement, Cicerone will continue to provide consulting services relating to the implementation of corporate strategies, achievement of market listing standards, debt and equity financings, and corporate governance and shareholder matters. The Cicerone Agreement amends and restates in its entirety the consulting agreement dated November 29, 2010 between the Company and Cicerone. The Cicerone Agreement shall remain in effect until August 1, 2013. Notice of termination may be given by either party upon 30 days’ prior written notice commencing six months after the effective date of the Cicerone Agreement.

As its consulting fee under the Cicerone Agreement, Cicerone is entitled to receive, on a monthly basis, $8,333. In addition, Cicerone will be entitled to receive a fee equal to 5% of the purchase price paid by the Company in connection with any oil and/or gas projects and acquisitions, acreage sales or leases introduced to the Company by Cicerone. Such fee shall be payable 50% in cash and 50% in common shares of the Company’s Common Stock based on the then-current bid price. Under the Cicerone Agreement, the Company has also agreed to reimburse Cicerone’s pre-approved reasonable and necessary expenses incurred in connection with providing its consulting services.  The Company recognized an expense of $408,000 of expense under the Cicerone Agreement for the year ended April 30, 2011, in addition to the warrant expense later disclosed below (see Warrants).

During the period prior to joining the Company as General Counsel, Mr. Pennington provided legal services to the Company.  During that period the Law offices of James E. Pennington received cash payments of $75,725 and 55,066 shares of restricted Common Stock.

The Company utilizes the services of Schaefer Oilfield Services.  Schaefer Oilfield Services is owned and operated by the spouse of our VP of Engineering, Mr. Schaefer.  During the prior twelve months the Company has remitted to Schaefer Oilfield Services $65,292 in cash payments.

The Company’s CEO and Treasurer are brothers.  There are no other familiar relationships between executive officers, and members of the board of directors.

During the prior twelve months, Dr. Henson provided a short term loan of $300,000 at market rates.  The loan with interest was remitted to Dr. Henson from the Company on a timely basis.

PRINCIPAL ACCOUNTING FEES AND SERVICES

LBB & Associates, Ltd, LLP has served as our independent registered accounting firm since October 15, 2010.  We do not anticipate that the Company’s principal accountant will be available at the shareholders’ meeting.  The Company’s previous independent accountant was dismissed on or about January, 2011, and the Company’s current principal accounting firm was engaged on or about January 2011.

The following table represents aggregate fees billed to us during the fiscal year ended April 30, 2011.

Year Ended April 30,
2011
Audit Fees	$105,104
Audit-related Fees	0
Tax Fees	0
All Other Fees	0
Total Fees	$105,104

We have an audit committee.  Our audit committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed by our independent registered public accounting firm.    As the audit committee was recently formed, they have not been able to evaluate and report on the most recent audit reports.

Audit Fees. Consist of fees billed for professional services rendered for the integrated audit of the Company’s  financial statements and internal control over financial reporting and review of the interim financial statements included in quarterly reports, along with services that only the independent auditors can provide. These services include statutory and regulatory filings or comfort letters, statutory audits, attestation services (except those not required by statute or regulation), and consents with respect to, assistance with, and review of certain documents filed with the SEC.

Audit-Related Fees. Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services would include accounting consultations in connection with acquisitions and other transactions, attestation services related to financial reporting that are not required by statute or regulation, and consultations concerning financial standards, as well as the impact of proposed accounting rules and standards.

Tax Fees. Consist of fees billed for tax services that are unrelated to the integrated audit of the Company’s  financial statements and internal control over financial reporting. These services include assistance regarding federal and state tax compliance, approved tax planning, review of returns and other tax advice.

All Other Fees. Consists of fees for products and services other than the services reported above.

Code of Ethics

Sun River Energy, Inc. has adopted a written code of ethics, which sets forth its expected standards of business conduct and which is applicable to all employees, including our chief executive officer, our principal financial officer, principal accounting officer, and persons performing similar functions (each a “principal officer”), as well as the directors of the Company. Our code of ethics satisfies the SEC’s definition of, and requirements for, such a code. A copy of our code of ethics is available on our corporate website, wwwsnrv.com. The Company intends to post amendments to, or waivers from, its code of ethics (to the extent applicable to or affecting any principal officer or director) on its website. The corporate governance and nominating committee, and when appropriate in conjunction with the audit committee, reviews and oversees compliance with the code of ethics.

Corporate Governance Guidelines

The board has adopted corporate governance guidelines which are intended to provide effective governance of the business and affairs of the Company for the long-term benefit of its stockholders. You can review a copy of the Company’s corporate governance guidelines on our corporate website, www.snrv.com, under the heading “Investor Relations” and the sub-headings “Corporate Governance” and “Essential Governance Documents.” Additionally, you can obtain a copy of the corporate governance guidelines by mailing a request to Sun River Energy, Inc., Attn: Corporate Secretary, 5950 Berkshire Lane, Suite 1650, Dallas Texas 75225.

Responsibilities of the Board of Directors

The corporate governance guidelines provide that the responsibilities of the board are to:

•	Oversee legal compliance and ethical conduct.

•
Select the chief executive officer and other executive officers with due care, and establish compensation and benefits for these executives that, in addition to appropriate base salaries, will include appropriate performance-based bonuses and incentive compensation.

•	Evaluate the performance of the chief executive officer and other executive officers and make changes as may be required, in the sole discretion of the board of directors.

•	Provide oversight of senior management succession planning and, in the case of the chief executive officer succession planning, assume sole responsibility for the selection process and decision.

•	Review and approve the Company’s long-term and short-term strategic business and financial plans, and monitor regularly the Company’s performance regarding these plans and any associated risks.

•	Provide general advice and counsel to senior management.

•	Propose nominees, upon the recommendation of the corporate governance and nominating committee, for election as directors.

•	Implement effective corporate governance practices.

Structure of the Board of Directors

The Company’s corporate governance guidelines set forth the following concerning the structure of the board of directors and directors in general:

•	The board of directors determines the number of directors to serve thereon and will periodically review the board’s size and will make adjustments when deemed appropriate.

•
A majority of the directors must be “independent,” under NASDAQ listing standards and under applicable laws and regulations. It is the goal and present practice of the board of directors that at least 75% of the directors be independent.

•	Only independent, non-employee directors can serve on the audit committee, the corporate governance and nominating committee and the compensation committee.

•	Executive sessions will be held at each in person meeting of the board.

•	Directors are elected to serve a one-year term.

•	Directors are expected to attend regularly scheduled board and committee meetings and to use their best efforts to attend non-regularly scheduled board and committee meetings.

The board has flexibility under the corporate governance guidelines to select an appropriate leadership structure. The board currently believes the combination of CEO and President is the best structure for Sun River.  The duties of the chairman are to:

•	Preside at board meetings.

•	Preside at executive sessions or other meetings of the non-management directors.

•	Recommend the retention of consultants, legal, financial, or other professional advisors who are to report directly to the board.

•	Consult with management as to the agenda items for board and committee meetings.

•	Coordinate with committee chairs in the development and recommendations regarding board and committee meeting schedules.

The board believes its leadership structure not only provides for strong independent leadership, but also is in the best interest of the Company’s stockholders given that it effectively positions the CEO as the Company’s leader and will permit him to focus his entire energies on daily managing the overall business operations. The board acknowledges that its approach to leadership structure may evolve over time. Consequently, the board intends to periodically re-examine its corporate governance policies and leadership structure to ensure that they continue to meet the Company’s needs and objectives.

Desired Characteristics of Individual Directors and the Board

•
The board of directors is required to be composed of a majority of independent, non-employee directors with a diverse range of skills, ages, expertise and occupational backgrounds. Consequently, when considering and evaluating potential board nominees, the competencies of the entire board and characteristics of individual directors will be considered.

•	Nominees to the board of directors may be identified by various methods, including by stockholder nomination, director search firms or by present board members.

•
Potential new and incumbent directors should demonstrate or possess the following characteristics: independence (if non-employee); personal and professional integrity and accountability; breadth of experience; knowledge about the energy services industry; and a willingness to devote the necessary time and effort to fulfilling his/her responsibilities to the board.

Board of Directors’ Role in Risk Oversight

The Company’s board of directors has overall responsibility for the effective oversight of risk, whether financial, operational or strategic. This oversight function necessarily focuses on the most significant risks facing the Company and is deemed an important priority by the board. The board does not attempt to view in isolation the risks facing the Company, but tries to consider risk broadly and as a proper component of the Company’s strategy. The board does not believe it is possible, nor even desirable, to eliminate all business risk. Rather, reasonable and fully-considered risk-taking is deemed appropriate and necessary for the Company to remain competitive in its industry.

While the board of directors generally oversees risk management, the responsibility for daily managing these risks resides with the Company’s management team. The Company has established numerous internal processes for identifying and managing risk, including an enterprise risk management process and comprehensive internal and external audit processes. These processes have been designed to allow management to effectively identify and manage risks and to timely communicate the results of such activities with the board. Management routinely communicates with the board, its committees and individual directors, as appropriate, regarding various risks. All directors have direct and open access to the Company’s executive officers and various other members of the management team. As a result, throughout the year, the board and its committees communicate with each other and with management. At each board meeting the Company’s strategic and operational risk are presented and thoroughly discussed during the CEO’s operational report. The Company’s financial risks are specifically addressed during the formal presentation of its financial results at each board meeting. The board further considers risks when considering specific proposed actions.

In addition to the presentation of information to the full board, the board has delegated responsibility for the oversight of certain risks to the proper board committee. These committees regularly meet and report to the full board at each board meeting. In particular:

•
The audit committee oversees the risks relating to the Company’s financial statements, its financial reporting processes, accounting and legal/ethical compliance matters. The committee also oversees the internal audit function. Further, it broadly reviews the Company’s credit, liquidity, legal and market risks. The committee also oversees the guidelines, policies and processes by which the Company manages, and mitigates as appropriate, the various extant financial risks.

•
The compensation committee oversees the risks relating to the compensation philosophy and programs of the Company and generally evaluates the effect the Company’s compensation structure may have on management risk taking. The committee also monitors risks relating to overall management and organizational structure, as well as succession planning at the executive officer and key employee levels.

•
The corporate governance and nominating committee provides oversight on risks relating to the governance structure and processes of the Company and, along with the audit committee if necessary, monitors all related party transactions and potential conflict of interest issues, including the risks which could result therefrom.

As indicated above, the board’s proper role is risk oversight as opposed to the day-to-day management of risks, which is the focus of the Company’s management team. The board believes this division of responsibility provides an effective means for addressing the full spectrum of risks facing the Company. Furthermore, the board believes that its leadership structure, with an independent, non-management chairman of the board and of each committee, supports its risk oversight function.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) section discusses Sun River Energy’s executive compensation program, including the compensation awarded to, earned by, or paid to our named executive officers and the material elements of their compensation.

We have historically operated our business with a small and tightly integrated management team possessing the skills deemed necessary by the board of directors to address the special requirements of our business. Our compensation system is one important factor in our ability to attract, retain and properly motivate the skilled individuals we need.

Compensation Philosophy and Objectives

The compensation committee (“Committee”) of the board of directors oversees the Company’s executive compensation program, as well as establishes and reviews the program’s overall compensation philosophy. We have designed our executive compensation programs to reward and retain our senior executives, as well as to encourage management actions that will increase stockholder value. We evaluate compensation levels relative to Company and individual performance and to industry norms to ensure that we maintain our ability to attract and retain outstanding employees in key positions. The Committee believes that the Company’s compensation program for its named executive officers should be designed to encourage and reward enhancement of stockholder value by linking the financial interest of these executives to the financial interests of the Company’s stockholders, including long-term stockholder value appreciation.

The program focuses on the following key objectives:

Sun River’s compensation program should encourage executive performance that benefits the organizational results by linking compensation to overall financial, operational and stock price performance.

The Company’s compensation program for its named executive officers seeks to link compensation to the financial performance of the Company as a whole. Annual cash incentives, while entirely discretionary, are viewed in the context of whether certain corporate financial and operational goals were achieved. These annual incentives are periodically reviewed and modified, as appropriate, by the Committee. Similarly, the program seeks to provide a meaningful portion of each named executive officer’s compensation in the form of equity-based compensation, to align compensation with the Company’s long-term capital appreciation and to further enhance these executives’ alignment with the interests of stockholders.

Incentive compensation should constitute a greater part of total compensation for senior positions.

The Committee believes that total compensation should generally increase with position and responsibility and, as employees move to higher levels of responsibility with greater ability to influence the Company’s results, the percentage of their pay at risk should accordingly increase. As a result, the Company’s executive compensation program seeks to place an appropriate proportion of the named executive officers’ compensation “at risk” in the form of an annual cash bonus and equity-based award, which are tied to the Company’s overall operational, financial and stock performance. In exercising its judgment with regard to evaluating management performance and making other compensation decisions, the Committee reviews a variety of factors, including operating performance, execution of the Company’s business strategy and current plan, earnings performance on an absolute and relative basis, progress in implementing business development efforts, market levels of compensation in our industry, and any other factors and circumstances determined to be pertinent.

Incentive compensation should strike a balance between short-term and long-term performance.

The Company’s compensation plans seek to focus management on achieving short-term financial and operational goals in a manner that supports the Company’s long-term success and profitability. Consequently, the Company uses short-term incentives to reward effective ongoing management of corporate operations through annual performance incentives tied to the Company’s overall annual goals. Similarly, the Company uses long-term incentives to motivate the named executive officers toward long-term management of the business through prudent use of equity programs that focus management attention on increasing long-term stockholder value. Because the Company’s long-term success should be a priority for these executive officers, the Company’s compensation plan emphasizes long-term incentives for the named executive officers, through the long-term nature of equity-based compensation.

Sun River Energy’s compensation levels should attract, retain, motivate and reward key executives through competitive salary and incentive plans.

The Company’s overall compensation levels are targeted to attract the type of talented individuals needed to achieve the long-term financial and operational strategy of the Company. The Committee sets compensation levels, the relative mix of compensation elements, annual incentive opportunities and long-term incentive grants based on its assessment of each executive’s position, responsibilities and performance. While certain elements of the Company’s compensation program are quantitative in nature, the Committee avoids an expressly formulaic approach to executive compensation decisions. As a result, the Committee also reviews a comparison of the Company’s compensation package to the aggregate compensation of executives of a peer group of contract drilling and energy services companies to determine the overall competitiveness of Union Drilling’s compensation package.

Components of Compensation

The Company provides four compensation components to its named executive officers:

•	Base Salary,

•	Annual Incentive Awards,

•	Long-Term Incentive Awards, and

•	Benefits and Perquisites

Base Salary. We establish base salaries for our named executive officers at competitive levels for the respective positions, taking into account their responsibilities and experience. We determine base salary levels on the market for similar positions in our industry and make adjustments as we deem necessary.
Annual Incentive Awards. We make annual incentive awards comprised of two components—cash bonus and equity grants—that are tied to our overall financial results, as well as the performance of each named executive officer. Our annual incentives are designed to reward management performance relative to expectations and goals across a broad range of metrics, both on an absolute basis and relative to the peer group based on prevailing industry conditions.

Our annual incentive awards, as well as our philosophy in administering them as described above, contemplate that the Committee will review the financial performance of the Company and will assess, together with the CEO (except with regard to himself), the named executive officer’s personal performance in determining the annual incentive award to be made.

Long-Term Incentive Awards. As part of our executive compensation program, we provide long-term incentives, in the form of equity awards, to our executives. As discussed above, the Committee has a targeted allocation of the annual incentive award to be split two-thirds in cash and one-third in equity. Stock options and restricted stock units granted to the named executive officers are granted as a component of their respective annual incentive award and are based upon individual performance in their functional areas and the contribution of each officer to the Company’s overall achievement of certain financial and operational goals.

In addition, we may grant additional equity awards on a one-time basis at the commencement of employment of an executive or in the case where the Committee determines that such an equity grant is warranted. We award equity-based long-term incentives because we believe that such awards link management’s risk and investment decisions with stockholders’ interests, and promote retention, stability and corporate loyalty among our named executive officers. In determining to grant options or other forms of equity, the Committee considers a number of factors including market data, the individual’s role within the Company and the financial impact and the potential value of an option grant versus other equity instruments. As equity-based awards are inherently tied to the performance of our common stock, we believe that a vesting schedule primarily based on continued service is appropriate to meet the retention and performance incentive goals.

Benefits and Perquisites. Named executive officers are eligible to participate in our standard medical, prescription drug and dental insurance, disability insurance, group life insurance and retirement plans and other benefits provided to other full time employees. We do not maintain any defined benefit retirement plans.

Employment Agreements and Post Termination Compensation

The following table sets forth the estimated potential payments and other benefits each of our named executive officers would have received in the event of a Change of Control (as defined in the employment agreements). We have assumed that the event triggering the payment occurred on April 30, 2011.  All calculations assume a stock value of $5.12 per share, which was the closing price of our common stock on the OTC Bulletin Board on April 30, 2011.

Name	Multiple of Base Salary	Short Term Incentive Award	Pro-rata Short Term Incentive Award	Stock Options (Vesting Accelerated) (a)	Benefits	Total
Donal R. Schmidt, Jr,	$—	$—	$—	$3,570,000	$—	$3,570,000
CEO, Principal Executive Officer

Judson F. Hoover,	—	—	—	67,500	—	67,500
CFO, Principal Financial Officer

Thimothy S. Wafford,	—	—	—	3,570,000	—	3,570,000
COO,

James E. Pennington,	—	—	—	561,000	—	561,000
General Counsel

Tom Schaefer,	—	—	—	1,720,000	—	1,720,000
Vice President of Engineering

Jay Leaver,	—	—	—	435,200	—	435,200
Vice President of Geology

(a)
Amounts represent the spread between the exercise price and the closing price of our common stock on April 30, 2011 of options that would vest on an accelerated basis if a Change of Control (as defined in the employment agreements) or other triggering event occurred on that day.

Impact of Tax and Accounting Treatment

Section 162(m) of the Internal Revenue Code of 1986, as amended (“IRC”), denies a publicly-held corporation a federal income tax deduction for the compensation of certain executive officers exceeding $1 million per year. Qualified performance-based compensation which meets certain requirements imposed by Section 162(m) is not subject to the limitations on deductibility. While we generally endeavor to structure compensation so as to qualify for deductibility, we may authorize compensation that may not be deductible when we believe such nondeductible compensation is warranted under the then present circumstances.

COMPENSATION-RELATED RISK MANAGEMENT

The board of directors, believes the Company’s compensation policies and practices for its named executive officers, as well as those relating to all employees generally across the Company, are not reasonably likely to create inappropriate management risk-taking that could have a material adverse effect on the Company. The compensation committee believes that, as discussed at length above, the Company’s compensation policies and practices are well-balanced between the cash/equity mix utilized to incent both short-term and long-term business objectives. This practice is considered appropriate to help ensure a reasonable relationship between the annual and long-term compensation elements and it is not considered to create incentives for excessive or imprudent risk-taking by management. To the contrary, the committee believes that the Company’s compensation policies and practices actually serve to ensure a long-term value creation focus by management.

SHAREHOLDER MATTERS

Shareholder Communications with the Board

Any shareholder may communicate by mail with the Board or individual directors by addressing this correspondence to our Corporate Secretary, 5950 Berkshire Lane, Suite 1650, Dallas, TX 75225 or via our website at www.snrv.com.  The Board has instructed the Corporate Secretary to review this correspondence and determine, in his or her discretion, whether matters submitted are appropriate for Board consideration.  The Corporate Secretary may also forward certain communications elsewhere in the Company for review and possible response.  In particular, communications such as customer or commercial inquiries or complaints, job inquiries, surveys and business solicitations or advertisements or patently offensive or otherwise inappropriate material will not be forwarded to the Board.

Shareholder Proposals for Inclusion in Next Year’s Proxy Statement

Shareholders who wish to have proposals for action (including nominations of candidates for election to the Board of Directors) at our next annual meeting of shareholders considered for inclusion in the Company’s proxy statement and form of proxy for the Company’s next annual meeting of shareholders pursuant to Rule 14a-8, “Shareholder Proposals,” of the Securities and Exchange Commission, must cause their proposals to be received in writing by us no later than January 31, 2012. Such proposals must be submitted in writing to the attention of our Corporate Secretary, 5950 Berkshire Lane, Suite 1650, Dallas, TX 75225. Proposals may be included in next year’s proxy materials if they comply with the rules and regulations promulgated by the Securities and Exchange Commission and our bylaws. The deadline for submitting a shareholder proposal or a nomination for director that is not to be included in such proxy statement and proxy is also January 31, 2012. Shareholders are also advised to review the Company’s articles of incorporation and bylaws, which contain additional advance notice requirements for proposals submitted outside the processes of Rule 14a-8. No business shall be conducted at any annual meeting except in accordance with the procedures set forth in our bylaws.

AVAILABILITY OF FORM 10K

A copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2011, which has been filed with the SEC, including the financial statements, but without exhibits, will be provided without charge to any shareholder or beneficial owner of Common Stock upon written request to Corporate Secretary, 5950 Berkshire Lane, Suite 1650, Dallas, TX 75225.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting.  If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies in their discretion as they may deem appropriate, unless they are directed by a proxy to do otherwise.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

As and to the extent permitted by the Exchange Act, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless those shareholders have notified us of their desire to receive multiple copies of the Proxy Statement.

Shareholders residing at the same address who currently receive only one copy of the Proxy Statement and who would like to receive an additional copy of the Proxy Statement for this Annual Meeting or in the future may contact our Corporate Secretary by phone at (800) 669-6511 or by mail to the Corporate Secretary, 5950 Berkshire Lane, Suite 1650, Dallas, TX 75225. The Company will promptly deliver, upon written or oral request, a separate copy of its Annual Report or these proxy materials to a shareholder at a shared address to which a single copy of such documents was delivered.  In addition, if you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials or Annual Report, or if you hold Company stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Corporate Secretary at the above address or telephone number.

By Order of the Board of Directors

James E. Pennington
General Counsel and Corporate Secretary

ANNEX 1

CERTIFICATE OF DESIGNATION OF
8% SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK

OF

SUN RIVER ENERGY, INC.

It is hereby certified that:

I.           The name of the company (hereinafter called the "Company") is Sun River Energy, Inc., a Colorado corporation.

II.           Pursuant to authority conferred on the Board of Directors of the Company by the Articles of Incorporation, as amended, of the Company (collectively, the “Articles of Incorporation”) and pursuant to the provisions of the Colorado Business Corporation Act, the Board of Directors duly adopted a resolution effective as of December 20, 2010 providing for the designation, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions thereof, of one million two hundred fifty thousand (1,250,000) shares of the Company’s Preferred Stock, which resolution is as follows:

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Company in accordance with the provisions of the Articles of Incorporation, the Board hereby provides for the issue of a series of Preferred Stock, par value $.01 per share, to be designated the 8% Series A Cumulative Convertible Preferred Stock, consisting of one million two hundred fifty thousand (1,250,000) shares, and hereby fixes such designation and number of shares, and the powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof as set forth below, and that the officers of the Company, and each acting singly, are hereby authorized, empowered and directed to file with the Secretary of State of the State of Colorado a Certificate of Designation of the 8% Series A Cumulative Convertible Preferred Stock of the Company (the "Certificate of Designation"), as such officer or officers shall deem necessary or advisable to carry out the purposes of this Resolution.

The powers, preferences, privileges, rights, qualifications, limitations, restrictions and designation of the Company’s 8% Series A Cumulative Convertible Preferred Stock shall be as follows:

A.           Designation and Number.  This series shall be designated as 8% Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”), with a par value of $.01 per share, and the number of shares constituting the series shall be one million two hundred fifty thousand (1,250,000), to be issued as whole shares only, and not in fractional shares.

B.           Rank. The Series A Preferred Stock shall rank (i) prior to the Company's common stock, par value $.0001 per share (the "Common Stock"); (ii) prior to any class or series of capital stock of the Company hereafter created that does not, by its terms, rank senior to or pari passu with the Series A Preferred Stock (each security described in (i) through (ii), a "Junior Security" and collectively, the "Junior Securities"); (iii) pari passu with any class or series of capital stock of the Company hereafter created that, by its terms, ranks on parity with the Series A Preferred Stock (the "Pari Passu Securities"); and (iv) junior to any class or series of capital stock of the Company hereafter created that, by its terms, ranks senior to the Series A Preferred Stock (collectively, the "Senior Securities"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary and payment of dividends on shares of equity securities. For purposes of this Certificate of Designation, "Issuance Date" means, with respect to any share of the Company's capital stock, the date such share was originally issued by the Company regardless of the number of transfers of such share recorded on the stock records maintained by or for the Company and regardless of the number of certificates that may be issued to evidence such share.

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C.           Stated Value. The stated value of the Series A Preferred Stock shall be Twenty Dollars ($20.00) per share (the "Stated Value").

D.           Cumulative Preferred Dividends.

1.           Before any dividends shall be paid or set aside for payment on any Junior Security of the Corporation, each holder of the Series A Preferred Stock (each a "Holder" and collectively, the "Holders") shall be entitled to receive cash dividends payable on the Stated Value of the Series A Preferred Stock at a rate of 8% per annum, which shall be cumulative and accrue, whether or not declared, daily from the Issuance Date, and shall be due and payable on the last day of July, October, January and April of each year (each, a “Dividend Date”).  Such dividends shall accrue whether or not declared, and the accumulation of unpaid dividends shall bear interest at a rate of 8% per annum.  If a Dividend Date is not a business day, then the dividend shall be due and payable on the business day immediately following such Dividend Date.

2.           Dividends shall be payable to holders of record, as they appear on the stock books of the Company on such record dates as may be declared by the Board of Directors, not more than sixty (60) days, nor less than ten (10) days preceding the Dividend Dates for such dividends.  If the dividend on the Series A Preferred Stock shall not have been paid or set apart in full for the Series A Preferred Stock when payable, the aggregate deficiency shall be cumulative and shall be fully paid or set apart for payment before any dividends shall be paid upon or set apart for, or any other distributions paid made on, or any payments made on account of the purchase, redemption or retirement of, the Common Stock or any other Junior Security. When dividends are not paid in full upon the shares or fractions of a share of Series A Preferred Stock and any other Pari Passu Security, all dividends declared upon this series and any other Pari Passu Security shall be declared, pro rata, so that the amount of dividends declared per share or fraction of a share on this Series A Preferred Stock and such other Pari Passu Security shall in all cases bear to each other the same rates that accrued dividends per share on the shares of Series A Preferred Stock and such other Pari Passu Security bear to each other.

E.           Voting Rights.  The Holders of the Series A Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Colorado.  If the Holders of the Series A Preferred Stock are entitled to voting rights under the laws of the State of Colorado, each such Holder shall have one (1) vote for each share of Series A Preferred Stock held.

F.           Liquidation Rights.  In the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary (each of which is hereinafter referred to as a "Liquidation Event"), and before any distribution shall be made to the holders of any shares of any Junior Security of the Company, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders an amount per share equal to the Stated Value of the Series A Preferred Stock plus the aggregate amount of accumulated but unpaid dividends on each share of Series A Preferred Stock.  If, upon a Liquidation Event, the assets of the Company, or proceeds thereof, to be distributed among the holders of the Series A Preferred Stock are insufficient to permit payment in full to such Holders of the aggregate amount that they are entitled to be paid by their terms, then the entire assets, or proceeds thereof, available to be distributed to the Company's shareholders shall be distributed to the holders of the Series A Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.  Prior to the Liquidation Event, the Company shall declare for payment all accrued and unpaid dividends with respect to the Series A Preferred Stock but only to the extent of funds of the Company legally available for the payment of dividends. For the purpose of this Section, a consolidation or merger of the Company with any other corporation, or the sale, transfer or lease of all or substantially all of its assets, shall not constitute or be deemed a Liquidation Event.

G.           Conversion Rights.  The holders of Series A Preferred Stock shall have the following rights with respect to the conversion of the Series A Preferred Stock into shares of Common Stock:

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1.           Optional Conversion. Each share of Series A Preferred Stock shall be convertible at the option of the Holder into ten (10) shares of Common Stock (the “Conversion Rate”). A Holder may effect a conversion under this Section at any lime after the Issuance Date of the Series A Preferred Stock.  The Conversion Rate is subject to adjustment as hereinafter provided, at any time or from time to time upon the terms and in the manner herein after set forth in this Section G.

2.           Forced Conversion.  If, after the Issuance Date, the Market Price for the Common Stock for any forty-five (45) consecutive Trading Days (the “Threshold Period”) exceeds $4.00 (subject to adjustment for reverse and forward stock splits, stock combinations and other similar transactions of the Common Stock that occur after the date hereof), the Company may, at any time after the fifth (5th) Trading Day after the end of any such Threshold Period deliver a notice to the Holder (a "Forced Conversion Notice" and the date such notice is delivered to the Holder, the "Forced Conversion Notice Date") to cause the Holder to immediately convert all and not less than all of the Stated Value of the shares of Series A Preferred Stock held by such Holder plus accumulated and unpaid dividends at the then-current Conversion Rate (a "Forced Conversion").  The “Market Price” of the Common Stock shall be the closing price of the Common Stock on the OTC Bulletin Board as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the average closing price of the Common Stock so reported; or (iii) in all other cases, the fair market value of a share of Common Stock as determined by the Board of Directors.  A “Trading Day” means any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded.  Upon delivery of the Forced Conversion Notice, the Company shall as promptly as possible deliver to each Holder a form of letter of transmittal by which each Holder shall exchange such Holder’s Series A Preferred Stock for shares of Common Stock.  Notwithstanding such exchange, from and after the Forced Conversion Notice Date, each Holder of Series A Preferred Stock shall be deemed for all purposes to hold the shares of Common Stock into which such Series A Preferred Stock shall be converted.

3.           Conversion Procedures.

(a)           In order to convert any share of Series A Preferred Stock, into shares of Common Stock, the holder thereof shall (i) surrender the certificate or certificates for such shares of Series A Preferred Stock, duly endorsed to the Company or in blank, to the Company at its principal office or at the office of the transfer agent maintained for such purposes, (ii) give written notice to the Company at such office that such Holder elects to convert such shares of Series A Preferred Stock, in the same form as Exhibit I (the "Conversion Notice") and (iii) state in writing therein the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. Each conversion shall be deemed to have been effected at the close of business on the date on which the Company or such transfer agent shall have received such surrendered Series A Preferred Stock certificate(s), and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the record holder or holders of the shares represented thereby on such date (the "Conversion Date"). No fractional shares or scrip representing fractional shares will be issued upon any conversion, but an adjustment in cash will be made, in respect of any fraction of a share which would otherwise be issuable upon the conversion of the Series A Preferred Stock.

(b)           Upon receipt by the Company of copy of a properly completed Conversion Notice in the form as set forth in Exhibit I, (i) the Company shall as soon as practicable send, via email or facsimile, a confirmation of receipt of such Conversion Notice to such Holder and the Company's transfer agent, which confirmation shall constitute an instruction to the transfer agent to process such Conversion Notice in accordance with the terms herein, and (ii) the Company or its designated transfer agent, as applicable, shall (A) issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled, or (B) provided the transfer agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. If the number of shares of Series A Preferred Stock represented by the Series A Preferred Stock Certificate(s) submitted for conversion is greater than the number of shares of Series A Preferred Stock being converted, then the Company shall, as soon as practicable after receipt of the Series Preferred Stock Certificate(s) and at its own expense, issue and deliver to the holder a new Series A Preferred Stock Certificate representing the number of shares of Series A Preferred Stock not converted.

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(c)           Notwithstanding anything in this Certificate of Designation to the contrary, the Company shall not be liable to the Holder for damages of any kind for any delay in the delivery of the shares of Common Stock upon conversion of the Series A Preferred stock, if such delay is due to causes that are beyond the reasonable control of the Company, including, but not limited to, acts of God, acts of civil or military authority, fire, flood, earthquake, hurricane, riot, war, terrorism, sabotage and/or governmental action.

4. Adjustment for Stock Splits and Combinations.  If the Company shall at any time or from time to time after the Issuance Date effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series A Preferred Stock, the Conversion Rate in effect immediately before that subdivision for the Series A Preferred Stock shall be proportionately increased.  Conversely, if the Company shall at any time or from time to time after the Issuance Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series A Preferred Stock, the Conversion Rate in effect immediately before the combination for the Series A Preferred Stock shall be proportionately decreased.  Any adjustment under this Section G.4. shall become effective at the close of business on the date the subdivision or combination becomes effective.

5. Adjustment for Common Stock Dividends and Distributions.  If the Company at any time or from time to time after the Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, in each such event the Conversion Rate then in effect shall be proportionately adjusted; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Rate shall be adjusted pursuant to this Section G.5. to reflect the actual payment of such dividend or distribution.

6. Adjustment for Recapitalization, Reclassification, Exchange or Substitution.  If at any time or from time to time after the Issuance Date, the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision, combination, stock dividend, reorganization, merger, consolidation or sale of assets provided for elsewhere in Section G.), in any such event each holder of Series A Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by a holder of the maximum number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

7. Reorganizations, Mergers, Consolidations or Sales of Assets.  If at any time or from time to time after the Issuance Date, there is a capital reorganization of the Common Stock (other than a subdivision, combination, stock dividend, recapitalization, reclassification, exchange or substitution of shares provided for elsewhere in Section G.), as a part of such capital reorganization, provision shall be made so that each holder of Series A Preferred Stock shall thereafter be entitled to receive upon conversion of its Series A Preferred Stock the number of shares of stock or other securities or property of the Company to which a holder of the maximum number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such capital reorganization would have been entitled to receive upon such capital reorganization, all subject to further adjustment with respect to such stock or securities by the terms thereof.  In any such case, appropriate adjustment shall be made in the application of the provisions of Section G. with respect to the rights of the holders of Series A Preferred Stock after the capital reorganization to the end that the provisions of Section G. (including the adjustment of the Conversion Rate then in effect and the number of shares issuable upon conversion of the Series A Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

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8. Certificate of Adjustment.  In each case of an adjustment or readjustment of the Conversion Rate for the number of shares of Common Stock or other securities issuable upon conversion of the Series A Preferred Stock, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series A Preferred Stock at the holder’s address as shown in the stock records of the Company.  The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

9. Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock.  All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock by a Holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share.  If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Company shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock’s Market Value on the date of conversion.

10. Reservation of Common Stock Issuable Upon Conversion.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock.  If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Series A Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

11. Payment of Taxes.  The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered.

H.           General Provisions.

1. Registration of Transfer. The Company shall keep at its principal office or at the office of the transfer agent maintained for such purposes a register for the registration of the Series A Preferred Stock.  Subject to applicable federal and state securities law restrictions, upon the surrender of any certificate representing Series A Preferred Stock at such place, the Company shall, at the request of the record holder of such certificate, execute and deliver (at the Company’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate.  Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

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2. Replacement.  Upon receipt of an affidavit of the registered holder or other evidence reasonably satisfactory to the Company of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series A Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender of such certificate, the Company shall (at the Holder’s expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

3. No Reissuance of Series A Preferred Stock.  No share or shares of Series A Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued.

4. Notice.  Any notice required by the provisions of this Certificate of Designation shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email or facsimile if sent during normal business hours of the recipient, or if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt.  All notices to shareholders shall be addressed to each holder of record at the address of such holder appearing on the stock records of the Company.

7.           Amendment of Certificate of Designation.  To the extent permitted by applicable law, the Board shall have the right by subsequent amendment of this resolution, from time to time, to increase or decrease the number of shares which constitute the Series A Preferred Stock (but not below the number of shares then outstanding).

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designation of 8% Series A Cumulative Convertible Preferred Stock to be signed in its name and on its behalf by its President and Chief Executive Officer of the Company and attested to by its Secretary to be effective as of December 23, 2010; and its President and Chief Executive Officer acknowledges that this Certificate of Designation of 8% Series A Cumulative Convertible Preferred Stock is the act of the Company, and he further acknowledges that, as to all matters or facts set forth herein that are required to be verified under oath, such matters and facts are true in all material respects to the best of his knowledge, information and belief and that this statement is made under penalties of perjury.

SUN RIVER ENERGY, INC. By: /s/ Donal R. Schmidt, Jr. Name:Donal R. Schmidt, Jr. Title:President and Chief Executive Officer
Attest: By: /s/ Stuart J. Newsome Name:Stuart J. Newsome Title:Secretary

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EXHIBIT I

Sun River Energy, Inc.

FORM OF CONVERSION NOTICE

Reference is made to the Certificate of Designation of the 8% Series A Cumulative Convertible Preferred Stock of Sun River Energy, Inc. (the "Certificate of Designation").  In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of 8% Series A Cumulative Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), of Sun River Energy, Inc., a Colorado corporation (the "Company"), indicated below, together with accumulated but unpaid dividends thereon, into shares of Common Stock, par value $.0001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of Series A Preferred Stock specified below:

Number of shares of Series A Preferred Stock owned prior to conversion:    ________________________

Number of shares of Series A Preferred Stock to be converted:     ________________________________

[SIGNATURES ON FOLLOWING PAGE]

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CONVERSION NOTICE SIGNATURE PAGE FOR INDIVIDUALS

Please ensure all pages have been completed.

IN WITNESS WHEREOF, the undersigned has caused this Conversion Notice to be executed as of the ____ day of ___________________, 20__.

(Signature of Shareholder)	(Signature of Spouse or Joint Owner, If Any)

(Print Name of Shareholder)	(Print Name of Spouse or Joint Owner, If Any)

(Address)	(Address)

( )	( )
(Telephone Number)	(Telephone Number)

(E-mail address)	(E-mail address)

(Social Security Number)	(Social Security Number)

(Date)	(Date)

Note:  Conversion Notice must be signed reflecting the same ownership in which the shares of Series A Preferred Stock is held.

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CONVERSION NOTICE SIGNATURE PAGE FOR CORPORATIONS, TRUSTS, PARTNERSHIPS OR RETIREMENT PLANS

Please confirm all pages have been completed.

IN WITNESS WHEREOF, the undersigned has caused this Conversion Notice to be executed as of the ____ day of ___________________, 20__.

(Print Name of Shareholder)

By:
(Signature of Authorized Person)

(Print Name of Authorized Person)

(Title of Authorized Person)

(Address)

(Telephone Number)

(E-mail address)

(Federal Employer Identification Number
or Other Tax Identification Number)

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ANNEX B

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
SUN RIVER ENERGY, INC.

Pursuant to the provisions of the Colorado Business Corporations Act, as amended (the “CBCA”), the corporation (the “Corporation”) adopts the following amended and restated articles of incorporation (the “Amended and Restated Articles of Incorporation”) of the Corporation:

1.  The domestic entity name of the Corporation is Sun River Energy, Inc.

2. The Board of Directors of the Corporation (the “Board”) duly adopted resolutions authorizing and approving the Amended and Restated Articles of Incorporation, a full text of which is attached hereto as Exhibit A, and recommending the Amended and Restated Articles of Incorporation to the shareholders of the Corporation pursuant to Section 7-110-103.

3.            The shareholders of the Corporation, at an annual meeting of the shareholders duly called and held, approved the Amended and Restated Articles of Incorporation, a full text of which is attached hereto as Exhibit A.

4.        The full text of the Amended and Restated Articles of Incorporation of the Corporation, as so adopted, are attached hereto as Exhibit A and, pursuant to Section 7-110-107 of the CBCA, upon the filing hereof by the Secretary of State of the State of Colorado supersede the original Articles of Incorporation of the Corporation and all prior amendments to them.

Dated: [____], 2011

EXHIBIT A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

SUN RIVER ENERGY, INC.

ARTICLE I-NAME AND PRINCIPAL OFFICE

The name of the Corporation is Sun River Energy, Inc. (the “Corporation”).  The principal office of the Corporation is currently located at 5950 Berkshire Lane, Suite 1650, Dallas, Texas 75225, and shall hereafter be at such location as the Board of Directors (the “Board of Directors”) of the Corporation may determine.

ARTICLE II-DURATION

The Corporation shall have perpetual duration.

ARTICLE III-PURPOSE

The purposes for which the Corporation is incorporated is to engage in any lawful business, act or activity for which corporations may be organized under the Colorado Business Corporation Act (“CBCA”).

ARTICLE IV-CAPITAL STOCK

Section 1.             Classes and Shares Authorized. The authorized capital stock of the Corporation shall be 100,000,000 shares of Common Stock, $.0001 par value, and 10,000,000 shares of Preferred Stock, $.01 par value.

Section 2.             Preferred Stock. Shares of Preferred Stock may be divided into such classes and series as may be established, from time to time, by the Board of Directors in its sole discretion. The Board of Directors, in its sole discretion, from time to time, may fix and determine the preferences, limitations and relative rights of the shares of any series or class so established to the full extent permitted by the laws of Colorado. The Board of Directors may fix the preferred shares of any series or class established as either voting, or non-voting, in the sole discretion of the Board of Directors, and may determine the rate and preference of dividends, if any, cumulative or not, whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption, the amount payable upon shares in event of voluntary or involuntary liquidation, sinking fund or other provisions, if any, for the redemption or purchase of shares, the terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion, and any other preferences, limitations and relative  rights of shares of such series or class, including, without limitation, any restriction on an increase in the number of shares of any series or class theretofore authorized and any limitation or restriction of rights or powers to which shares of any further series or class shall be subject, all in the sole discretion of the Board of Directors.

The preferences, limitations and relative rights of the Corporation’s  8% Series A Cumulative Convertible Preferred Stock, which Preferred Stock has been previously designated as such by the Board of Directors pursuant to the authority vested in it as provided above, are as set forth in Annex I  attached hereto.

Section 3.            Common Stock.  The rights of holders of Common Stock to receive dividends or share in the distribution of net assets in the event of liquidation, dissolution or winding up of the affairs of the Corporation shall be subject to the preferences, limitations and relative rights of the Preferred Stock fixed and determined in the resolution or resolutions which may be adopted from time to time by the Board of Directors of the Corporation providing for the issuance of one or more classes or series of the Preferred Shares. Subject to the foregoing, the holders of the Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors paid out of funds legally available therefor, and after distribution in full of the preferential amount, if any, to be distributed to the holders of the Preferred Stock of the various classes or series in the event of voluntary or involuntary liquidation, dissolution or winding up, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of the Common Stock held by them respectively.

The holders of the Common Stock shall be entitled to one vote for each share of Common Stock held by them of record at the time for determining the holders thereof entitled to vote.

Section 4.             General Provisions. The capital stock of the Corporation may be issued for money, property, services rendered, labor done, cash advanced for the Corporation, or for any other assets of value in accordance with the action of the Board of Directors, whose judgment as to the value of the assets received in return for said stock shall be conclusive, and said stock, when issued, shall be fully paid and non-assessable.

ARTICLE V-CUMULATIVE VOTING

Cumulative voting shall not be permitted by the Corporation.

ARTICLE VI-PREEMPTIVE RIGHTS

A shareholder of the Corporation shall not be entitled to a preemptive right to purchase, subscribe for, or otherwise acquire any unissued or treasury shares of stock of the Corporation, or any options or warrants to purchase, subscribe for or otherwise acquire any such unissued or treasury shares or any shares, bonds, notes, debentures, or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such unissued or treasury shares.

ARTICLE VII-REGISTERED AGENT AND OFFICE

The address of the registered office of the Corporation is 1535 Grant Street, Suite 140, Denver Colorado 80203, and the name of the registered agent at such address is National Registered Agents, Inc.   The operations of the Corporation may be carried on in the State of Colorado, or outside of the State of Colorado, in other states or territories of the United States, and in foreign countries.

ARTICLE VIII-BOARD OF DIRECTORS

The affairs and management of the Corporation shall be under the control of its Board of Directors consisting of not less than three (3), nor more that nine (9), directors, with the number fixed or changed from time to time in accordance with the Corporation’s bylaws, except that the Board of Directors may have fewer than three Board members in accordance with the CBCA. Any vacancy occurring in the Board of Directors, for any reason, may be filled only by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the Board of Directors for a term of office continuing only until the next election of directors by the shareholders.

ARTICLE IX-LIMITATION OF LIABILITY

To the fullest extent permitted by the laws of the State of Colorado, as such laws may now or hereafter exist, directors of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or for any acts or omissions occurring in their capacity as directors.  Any repeal or amendment of this provision shall operate prospectively only and shall not adversely affect any limitation of liability which then exists as a result hereof.

ARTICLE X-CONFLICTS OF INTEREST

Any of the directors or officers of this Corporation shall not, in the absence of fraud, be disqualified by his office from contracting, leasing, or otherwise dealing with this Corporation, either as vendor, lessor purchaser or otherwise, nor shall any firm associated or corporation of which he shall be a member or in which he may be pecuniarily interested in any manner be disqualified. No director or officer, nor any firm, association or corporation with which is connected as aforesaid shall be liable to account to this Corporation or its shareholders for any profit realized by him from or through any such contract, lease or transaction, it being the express intent and purpose of this provision to permit this Corporation to buy or lease from, sell to or otherwise deal with partnerships, firms or corporations of which the directors and officers or in which they or any of them may have a pecuniary interest, and the contracts or leases of this manner by reason of any such interest. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors on a committee thereof which authorized, approves or ratifies such contract or transactions.

ARTICLE XI-INDEMNIFICATION

Section 1.            Indemnification.   To the fullest extent permitted by the CBCA as presently existing or as hereafter amended (or any successor law), the Corporation may indemnify any person who was or is party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, by reason of the fact that such person is or was a director, officer, employee, fiduciary or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, or other enterprise (and any other person to which Colorado law permits the Corporation to provide indemnification), against expenses (including attorney fees), judgments, fines, penalties and amounts paid in settlement actually incurred by such person in connection with such action, suit or proceeding.

Section 2.            Advance of Expenses.  To the fullest extent permitted by the CBCA as presently existing or as hereafter amended (or any successor law), expenses (including attorney fees) incurred in defending a threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding.

Section 3.             Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation or who, while a director, officer, employee, fiduciary or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of another domestic or foreign entity or of an employee benefit plan, against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under provisions of this Article XI.

Section 4.             Miscellaneous.  The indemnification provided by this Article XI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under these Articles of Incorporation, any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, and any procedure provided for by any of the foregoing, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, fiduciary or agent and shall inure to the benefit of the heirs, executors, and administrators of such person. Any repeal or amendment of this Article XI shall operate prospectively only and shall not adversely affect any rights or protections which then exist as a result hereof.

ARTICLE XII-ACTION WITHOUT A MEETING

Any action required to be taken at a shareholders’ meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing or the shareholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitles to vote thereon were present and voted consent to such action in writing.

ARTICLE XIII-MEETINGS

The Board of Directors and shareholders of the Corporation shall have the right to hold their meetings at such times and such places, inside or outside of the State of Colorado, as determined pursuant the Corporation’s bylaws. At all shareholders' meetings, one-third of all shares entitled to vote shall constitute a quorum.

ANNEX C

AMENDED AND RESTATED BYLAWS

OF

SUN RIVER ENERGY, INC.

(A Colorado Corporation)

ARTICLE 1
OFFICES

SECTION 1.1  REGISTERED OFFICE.

The registered office of the corporation, required by the Colorado Business Corporation Act, as amended, to be maintained in the State of Colorado, may be, but need not be, identical with any office of the corporation in the State of Colorado, and the address of the registered office may be changed from time to time by the board of directors.

SECTION 1.2  OTHER OFFICES.

The corporation may also have such other offices, either within or outside of the State of Colorado, as the board of directors may designate, or as the business of the corporation may require from time to time.

ARTICLE 2
SHAREHOLDERS

SECTION 2.1  ANNUAL MEETING.

The annual meeting of the shareholders shall be held each year at such date, time and place, either within or without the State of Colorado, as shall be fixed by the board of directors for the purpose of electing directors or for the transaction of such other business as may properly come before the meeting.

SECTION 2.2  SPECIAL MEETINGS.

The corporation shall hold a special meeting of shareholders (i) on call of its chief executive officer, president, or board of directors, or (ii) if, subject to the procedures set forth below in this Section 2.2 and Section 2.17, the corporation receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting. The business to be conducted at the special meeting shall be limited to the purpose or purposes stated in the demand. Except in accordance with this Article 2, shareholders shall not be permitted to propose business to be brought before a special meeting of the shareholders.

SECTION 2.3  PLACE OF MEETINGS.

The board of directors may designate any place, either within or outside of the State of Colorado, as the place of meeting for any meeting of shareholders.  If no designation is made, the place of meeting shall be the principal headquarters of the corporation.

SECTION 2.4  NOTICE OF MEETING; ADJOURNMENT.

Written notice stating the date, time and place of the meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall, unless otherwise prescribed by statute, be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the chief executive officer, the president, or the secretary, or the officer or other persons calling the meeting, to each shareholder of record entitled to vote at such meeting; provided, however, that if the authorized shares of the corporation are to be increased, at least thirty days’ notice shall be given. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his or her address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

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Any meeting of shareholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares entitled to vote and represented in person or by proxy at the meeting (even if then less than a quorum), excluding abstentions. At the adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. Subject to the next sentence, when a meeting is adjourned to another date, time or place, notice need not be given of the new date, time, or place if the new date, time or place is announced at the meeting before adjournment. If the adjournment is for more than one hundred twenty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting shall be given to each shareholder of record as of the new record date then entitled to vote at the meeting.

SECTION 2.5  MEETING OF ALL SHAREHOLDERS.

If all of the shareholders shall meet at any time and place, either within or outside of the State of Colorado, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting any corporate action may be taken.

SECTION 2.6  CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.

For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the board of directors of the corporation may provide that the share transfer books shall be closed for a stated period but not to exceed, in any case, fifty days. If the share transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the share transfer books, the board of directors may fix in advance a date as the record date for any such determination of shareholders (other than one involving a purchase, redemption, or other acquisition of the corporation’s shares), such date in any case to be not more than seventy days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof unless otherwise required by law, the Articles of Incorporation or these bylaws.

SECTION 2.7  SHAREHOLDER RECORDS.

The officer or agent having charge of the stock transfer books for shares of the corporation shall make, beginning the earlier of ten days before such meeting of shareholders or two business days after notice of the meeting is given and continuing through the meeting, a complete record of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. The record, for such required period, shall be kept on file at the principal office of the corporation, whether within or outside of the State of Colorado, and shall be subject to inspection by any shareholder for any purpose germane to the meeting at any time during usual business hours during such period. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof.  The original stock transfer books shall be the prima facie evidence as to who are the shareholders entitled to examine the record or transfer books or to vote at any meeting of shareholders.

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SECTION 2.8  QUORUM.

One-third of the issued and outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, except as otherwise provided by the Colorado Business Corporation Act, as amended, and the Articles of Incorporation. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during such meeting of that number of shareholders whose absence would cause there to be less than a quorum.

SECTION 2.9  MANNER OF ACTING.

If a quorum is present, action on any matter at a meeting other than the election of directors is approved if a majority of the shares represented at the meeting and entitled to vote on the subject matter approve the action, unless the vote of a greater proportion or number or voting by classes is otherwise required by statute or by the Articles of Incorporation or these bylaws. If a quorum is present and the matter presented at the meeting is an election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the board of directors.

SECTION 2.10  PROXIES.

At all meetings of shareholders a shareholder may vote in person or by proxy executed in writing by the shareholder or by a duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of the execution, unless otherwise provided in the proxy.

SECTION 2.11  VOTING OF SHARES.

Unless otherwise provided by these bylaws or the Articles of Incorporation, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to vote at a meeting of shareholders, and each fractional share shall be entitled to a corresponding fractional vote on each such matter.

SECTION 2.12  VOTING OF SHARES BY CERTAIN SHAREHOLDERS.

Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such other corporation may determine.  Shares standing in the name of a deceased person, a minor ward or an incompetent person, may be voted by an administrator, executor, court appointed guardian or conservator, either in person or by proxy without a transfer of such shares into the name of such administrator, executor, court appointed guardian or conservator. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name.  Shares standing in the name of a receiver may be voted by such receiver and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the trustee name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.  A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.  Neither shares of its own stock belonging to this corporation, nor shares of its own stock held by it in a fiduciary capacity, nor shares of its own stock held by another corporation if the majority of shares entitled to vote for the election of directors of such corporation is held by this corporation may be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time.  Redeemable shares which have been called for redemption shall not be entitled to vote on any matter and shall not be deemed outstanding shares on and after the date on which written notice of redemption has been mailed to shareholders and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders of the shares upon surrender of certificates therefor, if certificates have been issued in respect thereof, or confirmation of a notation of cancellation of such shares on the books and records of the corporation, if uncertificated.

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SECTION 2.13  INFORMAL ACTION BY SHAREHOLDERS.

Any action required to be taken at a shareholders’ meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing or the shareholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.

SECTION 2.14  VOTING BY BALLOT.

Voting on any question or in any election may be by voice vote unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.

SECTION 2.15  NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING.

A.            At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) brought before the meeting by the corporation and specified in the notice of meeting given by or at the direction of the board of directors, (ii) brought before the meeting by or at the direction of the chief executive officer, president, or board of directors, or (iii) otherwise properly brought before the meeting by a shareholder who (a) was a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the corporation) both at the time of giving the notice provided for in this Section 2.15 and at the time of the meeting, (b) is entitled to vote at the meeting, and (c) has complied with this Section 2.15 as to such business. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended, any successor law, and inclusive of such rules and regulations, the “Exchange Act”), and included in the notice of meeting given by or at the direction of the board of directors, the foregoing clause (iii) shall be the exclusive means for a shareholder to propose business to be brought before an annual meeting of the shareholders. Shareholders seeking to nominate persons for election to the board of directors must comply with Section 2.16 and this Section 2.15 shall not be applicable to nominations except as expressly provided in Section 2.16.

B.            Without qualification, for business to be properly brought before an annual meeting by a shareholder, the shareholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the secretary of the corporation at the principal office of the corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.15. To be timely, a shareholder’s notice must be delivered to, or mailed and received at, the principal office of the corporation not less than one hundred twenty days nor more than one hundred fifty days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice by the shareholder to be timely must be so delivered, or mailed and received, not later than ninety days prior to such annual meeting or, if later, the date that is ten days after the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

C.            To be in proper form for purposes of this Section 2.15, a shareholder’s notice to the secretary of the corporation shall set forth:

(i)            As to each Proposing Person (as defined below), (a) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the corporation’s books and records); and (b) the class or series and number of shares of the corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Persons, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (a) and (b) are referred to as “Shareholder Information”);

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(ii)           As to each Proposing Person, (a) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the corporation, including due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (1) the derivative, swap or other transactions convey any voting rights in such shares to such Proposing Person, (2) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares or (3) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions, (b) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the corporation, (c) any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the corporation (“Short Interests”), (d) any performance related fees (other than an asset based fee) that such Proposing Person is entitled to based on any increase or decrease in the price or value of shares of any class or series of the corporation, or any Synthetic Equity Interests or Short Interests, if any, (e)(1) if such Proposing Person is not a natural person, the identity of the natural person or persons associated with such Proposing Person responsible for the formulation of and decision to propose the business to be brought before the meeting (such person or persons, the “Responsible Person”), the manner in which such Responsible Person was selected, any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person, the qualifications and background of such Responsible Person and any material interests or relationships of such Responsible Person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (2) if such Proposing Person is a natural person, the qualifications and background of such natural person and any material interests or relationships of such natural person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (f) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (a) through (f) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the shareholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

(iii)          As to each item of business that the shareholder proposes to bring before the annual meeting, (a) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (b) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (c) a reasonably detailed description of all agreements, arrangements and understandings (1) between or among any of the Proposing Persons or (2) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such shareholder.

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For purposes of this Section 2.15, the term “Proposing Person” shall mean (i) the shareholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, (iii) any affiliate or associate (each within the meaning of Rule 12b-2 under the Exchange Act for purposes of these bylaws) of such shareholder or beneficial owner, and (iv) any other person with whom such shareholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert (as defined below).

A person shall be deemed to be “Acting in Concert” with another person for purposes of these bylaws if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the corporation in parallel with, such other person where (i) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (ii) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person.

D.            A shareholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.15 shall be true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal office of the corporation not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to the date for the meeting), or any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof).

E.             Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with this Section 2.15 and as otherwise required by law. The chairman or presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.15, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

F.             This Section 2.15 is expressly intended to apply to any business proposed to be brought before an annual meeting of shareholders other than any proposal properly made pursuant to Rule 14a-8 (and any similar or successor rule or regulation) under the Exchange Act. In addition to the requirements of this Section 2.15 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.15 shall be deemed to affect the rights of shareholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 (and any similar or successor rule or regulation) under the Exchange Act.

G.            For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

SECTION 2.16  NOTICE OF NOMINATIONS FOR ELECTION TO THE BOARD OF DIRECTORS.

A.            Nominations of any person for election to the board of directors at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the board of directors, including by any committee or persons appointed by the board of directors, or (ii) by a shareholder who (a) was a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the corporation) both at the time of giving the notice provided for in this Section 2.16 and at the time of the meeting, (b) is entitled to vote at the meeting, and (c) has complied with this Section 2.16 as to such nomination. The foregoing clause (ii) shall be the exclusive means for a shareholder to make any nomination of a person or persons for election to the board of directors at an annual meeting or special meeting.

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B.            Without qualification, for a shareholder to make any nomination of a person or persons for election to the board of directors at an annual meeting, the shareholder must (i) provide Timely Notice (as defined in Section 2.15) thereof in writing and in proper form to the secretary of the corporation at the principal office of the corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.16. Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting, then for a shareholder to make any nomination of a person or persons for election to the board of directors at a special meeting, the shareholder must (i) provide timely notice thereof in writing and in proper form to the secretary of the corporation at the principal office of the corporation, and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.16.  To be timely, a shareholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal office of the corporation not earlier than the date that is one hundred fifty days prior to such special meeting and not later than the date that is one hundred twenty days prior to such special meeting or, if later, the tenth day following the day on which public disclosure (as defined in Section 2.15) of the date of such special meeting was first made. In no event shall any adjournment of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above.

C.            To be in proper form for purposes of this Section 2.16, a shareholder’s notice to the secretary shall set forth:

(i)            As to each Nominating Person (as defined below), the Shareholder Information (as defined in Section 2.15(C)(i), except that for purposes of this Section 2.16 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.15(C)(i));

(ii)           As to each Nominating Person, any Disclosable Interests (as defined in Section 2.15(C)(ii), except that for purposes of this Section 2.16 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.15(C)(ii) and the disclosure in clause (f) of Section 2.15(C)(ii) shall be made with respect to the election of directors at the meeting);

(iii)          As to each person whom a Nominating Person proposes to nominate for election as a director, (a) all information with respect to such proposed nominee that would be required to be set forth in a shareholder’s notice pursuant to this Section 2.16 if such proposed nominee were a Nominating Person, (b) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (c) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is Acting in Concert (as defined in Section 2.15(C)), on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K (or any successor regulations) if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and (d) a completed and signed questionnaire, representation and agreement as provided in Section 2.16(F); and

(iv)          The corporation may require any proposed nominee to furnish such other information (a) as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation in accordance with the corporation’s publicly disclosed corporate governance and other guidelines or (b) that could be material to a reasonable shareholder’s understanding of the independence or lack of independence of such proposed nominee.

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For purposes of this Section 2.16, the term “Nominating Person” shall mean (i) the shareholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such shareholder or beneficial owner, and (iv) any other person with whom such shareholder or such beneficial owner (or any of their respective affiliates or associates) is Acting in Concert.

D.            A shareholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.16 shall be true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal office of the corporation not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to the date for the meeting), or any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof).

E.             Notwithstanding anything in these bylaws to the contrary, no person shall be eligible for election as a director of the corporation unless nominated in accordance with this Section 2.16. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.16, and if he or she should so determine, he or she shall so declare such determination to the meeting and the defective nomination shall be disregarded.

F.             To be eligible to be a nominee for election as a director of the corporation, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 2.16) to the secretary at the principal office of the corporation a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the secretary upon written request) and a written representation and agreement (in form provided by the secretary upon written request) that such proposed nominee satisfies the Applicable Qualification Criteria (as defined below) and (i) is not and will not become a party to (a) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (b) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the corporation and (iii) in such proposed nominee’s individual capacity and on behalf of the shareholder (or the beneficial owner, if different) on whose behalf the nomination is made, would be in compliance, if elected as a director of the corporation, and will comply with applicable publicly disclosed corporate governance and other guidelines, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation.

For purposes of this Section 2.16, the term “Applicable Qualification Criteria” shall mean that the proposed nominee (i) is capable of demonstrating to the reasonable satisfaction of board of directors or a committee thereof, in its sole discretion, an understanding basic financial statements, (ii) is over 21 years of age, (iii) has relevant business experience (taking into account the business experience of the other directors) and high moral character, in each case as determined by the board of directors or a committee thereof, in its sole discretion, and (iv) satisfies such other criteria for service on the board of directors as may be publicly disclosed from time to time by the corporation, including any criteria set forth in the corporation’s publicly disclosed corporate governance and other guidelines.

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G.            In addition to the requirements of this Section 2.16 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.  Nothing in this Section 2.16 shall be deemed to affect the rights of shareholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 (and any similar or successor rule or regulation) under the Exchange Act.

SECTION 2.17  SPECIAL MEETING PROCEDURES.

A.            No shareholder may demand that the corporation call a special meeting of the shareholders pursuant to Section 2.2 unless a shareholder of record has first submitted a request in writing that the board of directors fix a record date for the purpose of determining the shareholders entitled to demand that the corporation call such special meeting, which request shall be in proper form and delivered to, or mailed and received by, the secretary of the corporation at the principal office of the corporation.

B.            To be in proper form for purposes of this Section 2.17, a request by a shareholder for the board of directors to fix a record date shall set forth:

(i)            As to each Requesting Person (as defined below), the Shareholder Information (as defined in Section 2.15(C)(i), except that for purposes of this Section 2.17 the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.15(C)(i));

(ii)           As to each Requesting Person, any Disclosable Interests (as defined in Section 2.15(C)(ii), except that for purposes of this Section 2.18 the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.15(C)(ii) and the disclosure in clause (f) of Section 2.15(C)(ii) shall be made with respect to the business proposed to be conducted at the special meeting); and

(iii)          As to the purpose or purposes of the special meeting, (a) a reasonably brief description of the purpose or purposes of the special meeting and the business proposed to be conducted at the special meeting, the reasons for conducting such business at the special meeting and any material interest in such business of each Requesting Person, and (b) a reasonably detailed description of all agreements, arrangements and understandings (1) between or among any of the Requesting Persons or (2) between or among any Requesting Person and any other person or entity (including their names) in connection with the request for the special meeting or the business proposed to be conducted at the special meeting.

For purposes of this Section 2.17(B), the term “Requesting Person” shall mean (i) the shareholder making the request to fix a record date for the purpose of determining the shareholders entitled to demand that the a special meeting be called, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such request is made, (iii) any affiliate or associate of such shareholder or beneficial owner, and (iv) any other person with whom such shareholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert (as defined in Section 2.15(C)) .

C.            Within thirty days after receipt of a request to fix a record date in proper form and otherwise in compliance with this Section 2.17 from any shareholder of record, the board of directors may adopt a resolution fixing a record date for the purpose of determining the shareholders entitled to demand that the corporation call a special meeting, which date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors. Notwithstanding anything in this Section 2.18 to the contrary, no record date shall be fixed if the board of directors determines that the demand or demands that would otherwise be submitted following such record date could not comply with the requirements set forth in clauses (ii), (iv), (v) or (vi) of Section 2.17(E) .

D.            Without qualification, a special meeting of the shareholders shall not be called pursuant to Section 2.2 unless shareholders of record as of the record date fixed in accordance with Section 2.17(C) who hold, in the aggregate, more than ten percent of the voting power of the outstanding shares of the corporation (the “Requisite Percentage”) timely provide one or more demands to call such special meeting in writing and in proper form to the secretary of the corporation at the principal office of the corporation. Only shareholders of record on the record date shall be entitled to demand that the corporation call a special meeting of the shareholders pursuant to Section 2.2. To be timely, a shareholder’s demand to call a special meeting must be delivered to, or mailed and received at, the principal office of the corporation not later than the seventieth day following the record date fixed in accordance with Section 2.17(C). To be in proper form for purposes of this Section 2.17, a demand to call a special meeting shall set forth (i) the business proposed to be conducted at the special meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (iii) with respect to any shareholder or shareholders submitting a demand to call a special meeting (except for any shareholder that has provided such demand in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A) (a “Solicited Shareholder”) the information required to be provided pursuant to this Section 2.17 of a Requesting Person. A shareholder may revoke a demand to call a special meeting by written revocation delivered to the secretary at any time prior to the special meeting. If any such revocation(s) are received by the secretary after the secretary’s receipt of written demands from the holders of the Requisite Percentage of shareholders, and as a result of such revocation(s), there no longer are unrevoked demands from the Requisite Percentage of shareholders to call a special meeting, the board of directors shall have the discretion to determine whether or not to proceed with the special meeting.

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F.             The secretary shall not accept, and shall consider ineffective, a written demand from a shareholder to call a special meeting (i) that does not comply with this Section 2.17, (ii) that relates to an item of business to be transacted at such meeting that is not a proper subject for shareholder action under applicable law, (iii) that includes an item of business to be transacted at such meeting that did not appear on the written request that resulted in the determination of the record date (the “Current Record Date”) to determine the shareholders entitled to submit such written demand, (iv) that relates to an item of business (other than the election of directors) that is identical or substantially similar to an item of business (a “Similar Item”) for which a record date (other than the Current Record Date) was previously fixed and such demand is delivered between the time beginning on the day after such previous record date and ending on the one-year anniversary of such previous record date, (v) if a Similar Item will be submitted for shareholder approval at any shareholder meeting to be held on or before the date that is one hundred twenty days after the secretary receives such demand, or (vi) if a Similar Item has been presented at the most recent annual meeting or at any special meeting held within one year prior to receipt by the secretary of such demand to call a special meeting.

G.            After receipt within seventy days of the record date so chosen of one or more written demands in proper form and in accordance with this Section 2.17 from a shareholder or shareholders holding the Requisite Percentage, the board of directors shall duly call, and determine the place, date and time of, a special meeting of shareholders for the purpose or purposes and to conduct the business specified in the demands received by the corporation. Notwithstanding anything in these bylaws to the contrary, the board of directors may submit its own proposal or proposals for consideration at such a special meeting. The record date for determining the shareholders entitled to be given notice of and to vote at such a special meeting shall be fixed in accordance with Section 2.6 of these bylaws. The board of directors shall provide written notice of such special meeting to the shareholders in accordance with Section 2.4 of these bylaws.

H.            In connection with a special meeting called in accordance with Section 2.2 and this Section 2.17, the shareholder or shareholders (except for any Solicited Shareholder) who requested that the board of directors fix a record date in accordance with this Section 2.17 or who delivered a demand to call a special meeting to the secretary shall further update and supplement the information previously provided to the corporation in connection with such request or demand, if necessary, so that the information provided or required to be provided in such request or demand pursuant to this Section 2.17 shall be true and correct as of the record date for the special meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal office of the corporation not later than five business days after the record date for the special meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight business days prior to the date for the meeting, if practicable (or, if not practicable, the first practicable date prior to the date for the meeting), or any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten business days prior to the special meeting or any adjournment or postponement thereof).

I.              Notwithstanding anything in these bylaws to the contrary, the secretary shall not be required to call a special meeting pursuant to Section 2.2 or this Section 2.17 except in accordance with this Section 2.17. If the board of directors shall determine that any request to fix a record date or demand to call and hold a special meeting was not properly made in accordance with this Section 2.17, or shall determine that the shareholder or shareholders requesting that the board of directors fix such record date or submitting a demand to call the special meeting have not otherwise complied with this Section 2.17, then the board of directors shall not be required to fix a record date or to call and hold the special meeting. In addition to the requirements of this Section 2.17, each Requesting Person shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to any request to fix a record date or demand to call a special meeting.

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ARTICLE 3
BOARD OF DIRECTORS

SECTION 3.1  GENERAL POWERS.

The business and affairs of the corporation shall be managed by its board of directors.

SECTION 3.2  NUMBER, TENURE AND QUALIFICATIONS.

The number of directors of the corporation shall not be less than three (3) nor more than nine (9). The number of directors of the corporation shall be fixed from time to time by resolution of the board of directors or by the shareholders at a meeting duly called for such purpose, but in no instance shall there be less than three (3) directors unless there are fewer than three (3) shareholders, in which event the number of directors may be the same as the number of shareholders. Each director shall hold office until the next annual meeting of shareholders or until his or her successor shall have been elected and qualified. Directors need not be residents of the state of Colorado or shareholders of the corporation.

There shall be a chairman of the board, who shall be elected from among the directors. He or she shall preside at all meetings of the shareholders and of the board of directors unless unavailable. He or she shall have such other powers and duties as may be prescribed by the board of directors.

SECTION 3.3  REGULAR MEETINGS.

A regular meeting of the board of directors shall be held without other notice immediately after, and at the same place as, the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place, either within or without the state of Colorado, for the holding of additional regular meetings without other notice than such resolution.

SECTION 3.4  SPECIAL MEETINGS.

Special meetings of the board of directors may be called by or at the request of the chief executive officer, the president or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or without the state of Colorado, as the place for holding any special meeting of the board of directors called by them.

SECTION 3.5  NOTICE.

Written notice of any special meeting of directors shall be given as follows:

By mail to each director at his or her business address at least two days prior to the meeting;

By personal delivery, facsimile or email at least twenty-four hours prior to the meeting to the business address of each director, or in the event such notice is given on a Saturday, Sunday or holiday, to the residence address of each director; or

By any other method in writing permitted under Section 7-101-402 of the Colorado Business Corporation Act, as amended.

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If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company.

If another permitted method is used, such notice shall be effective as provided in Section 7-101-402 of the Colorado Business Corporation Act, as amended.

Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

SECTION 3.6  QUORUM.

A majority of the number of directors fixed by or pursuant to Section 3.2 of this Article 3, or if no number is fixed, a majority of the number in office immediately before the meeting begins, shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

SECTION 3.7  MANNER OF ACTING.

Except as otherwise required by law or by the Articles of Incorporation, the act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

SECTION 3.8  INFORMAL ACTION BY DIRECTORS.

Any action required or permitted to be taken by the board of directors or by a committee thereof at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors or all of the committee members entitled to vote with respect to the subject matter thereof.

SECTION 3.9  PARTICIPATION BY ELECTRONIC MEANS.

Any members of the board of directors or any committee designated by such board may participate in a meeting of the board of directors or committee by means of telephone conference or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

SECTION 3.10  VACANCIES.

Any vacancy occurring in the board of directors may be filled only by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the board of directors for a term of office continuing only until the next election of directors by the shareholders.

SECTION 3.11  RESIGNATION.

Any director of the corporation may resign at any time by giving written notice to the president or the secretary of the corporation. The resignation of any director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

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SECTION 3.12  REMOVAL.

Any director or directors of the corporation may be removed at any time, with or without cause, in the manner provided in the Colorado Business Corporation Act, as amended.

SECTION 3.13  COMMITTEES.

By resolution adopted by a majority of the board of directors, the directors may designate one or more committees, each committee to consist of one or more directors, any of which shall have such authority in the management of the corporation as the board of directors shall designate and as shall be prescribed by the Colorado Business Corporation Act, as amended.

SECTION 3.14  COMPENSATION.

Unless otherwise restricted by the Articles of Incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors, irrespective of any personal interest of any of the members.  Each director may be paid his or her expenses, if any, of attendance at each meeting of the board of directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board of directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

SECTION 3.15  PRESUMPTION OF ASSENT.

A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

SECTION 3.16  LIMITATIONS ON LIABILITY.

To the fullest extent permitted by the laws of the State of Colorado, as such laws may now or hereafter exist, directors of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or for any acts or omissions occurring in their capacity as directors.  Any repeal or amendment of this provision shall operate prospectively only and shall not adversely affect any limitation of liability which then exists as a result hereof.

SECTION 3.17  SALE OR MORTGAGE OF PROPERTY WITHOUT SHAREHOLDER APPROVAL

The corporation may, without approval of the shareholders, (a) sell, lease, exchange, or otherwise dispose of any or all of its property in the usual and regular course of business; (b) mortgage, pledge, dedicate to the repayment of indebtedness, whether with or without recourse, or otherwise encumber any or all of its property whether or not in the usual and regular course of business; or (c) transfer any or all of its property to a domestic corporation all the shares of which are owned, directly or indirectly, by the corporation.

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ARTICLE 4
OFFICERS

SECTION 4.1  NUMBER.

The officers of the corporation shall be a chief executive officer, a president, one or more vice presidents, a secretary, and a treasurer, each of whom shall be elected by the board of directors. Such other officers, including a chief financial officer and a chairman of the board of directors, as may be deemed necessary may be elected or appointed by the board of directors from time to time. Any two or more offices may be held by the same person.

SECTION 4.2  ELECTION AND TERM OF OFFICE.

The officers of the corporation shall be elected by the board of directors.  Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign or shall have been removed in the manner hereinafter provided.

SECTION 4.3  REMOVAL.

Any officer or agent may be removed by the board of directors whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

SECTION 4.4  VACANCIES.

A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term.

SECTION 4.5  CHIEF EXECUTIVE OFFICER

The chief executive officer (the “CEO”) shall be the chief executive officer of the corporation, shall have overall responsibility and authority for management of the operations of the corporation (subject to the authority of the board of directors), shall preside at all meetings of the shareholders if the chairman of the board of directors is unavailable, unless unavailable. He or she may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the board of directors, certificates for shares of the corporation and deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, excepted in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed.

SECTION 4.6  PRESIDENT.

The president shall, subject to the control of the board of directors and the CEO, in general supervise the business and affairs of the corporation. He or she shall, when present, and in the absence of a chairman of the board and CEO, preside at all meetings of the shareholders and of the board of directors. He or she shall, in the absence of the CEO or in the event of the CEO’s death, inability or refusal to act, perform all duties of the CEO, and when so acting, shall have all the powers of and be subject to all of the restrictions on the CEO. He or she may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the board of directors, certificates for shares of the corporation and deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, excepted in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the board of directors from time to time.

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SECTION 4.7  VICE PRESIDENT.

If elected or appointed by the board of directors or any senior officer, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or appointment, or in the absence of any designation, then in the order of their election or appointment) shall, in the absence of the president or in the event of his or her death, inability or refusal to act, perform all duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. Any vice president may sign, with the treasurer or an assistant treasurer or the secretary or an assistant secretary, certificates for shares of the corporation; and shall perform such other duties as from time to time may be assigned to him or her by the CEO, the president or by the board of directors.

SECTION 4.8  SECRETARY.

The secretary shall: (a) keep the minutes of the proceedings of the shareholders and of the board of directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (e) sign with the chairman or vice chairman of the board of directors, or the CEO, the president, or a vice president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him or her by the CEO, the president or by the board of directors.

SECTION 4.9  TREASURER.

The treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article 5 of these bylaws; and (c) in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him or her by the CEO, the president or by the board of directors.

SECTION 4.10  ASSISTANT SECRETARIES AND ASSISTANT TREASURERS.

The assistant secretaries, when authorized by the board of directors, may sign with the chairman or vice chairman of the board of directors or the CEO, the president or a vice president certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the board of directors. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or the treasurer, respectively, or by the CEO, the president or the board of directors.

SECTION 4.11  BONDS.

If the board of directors by resolution shall so require, any officer or agent of the corporation shall give bond to the corporation in such amount and with such surety as the board of directors may deem sufficient, conditioned upon the faithful performance of their respective duties and offices.

SECTION 4.12  SALARIES.

The salaries of the officers shall be fixed from time to time by the board of directors or its designee and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the corporation.

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ARTICLE 5
CONTRACTS, LOANS, CHECKS AND DEPOSITS

SECTION 5.1 CONTRACTS.

The board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

SECTION 5.2  LOANS.

No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

SECTION 5.3  CHECKS, DRAFTS, ETC.

All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

SECTION 5.4  DEPOSITS.

All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the board of directors may select.

ARTICLE 6
SHARES, CERTIFICATES FOR SHARES AND TRANSFER OF SHARES

SECTION 6.1  REGULATION.

The board of directors may make such rules and regulations as it may deem appropriate concerning the issuance, transfer and registration of certificates for shares of the corporation, including the appointment of transfer agents and registrars.

SECTION 6.2  CERTIFICATES FOR STOCK.

The shares of the corporation’s stock may be certificated or uncertificated, as provided under Colorado law, and shall be entered in the books of the corporation and registered as they are issued. Any certificates issued to any shareholder of the corporation shall be respectively numbered serially for each class of shares, or series thereof, as they are issued, shall be impressed with the corporate seal or a facsimile thereof, if applicable, and shall be signed by the chairman or vice-chairman of the board of directors or by the president or a vice president and by the treasurer or an assistant treasurer or by the secretary or an assistant secretary; provided that such signatures may be facsimile if the certificate is counter-signed by a transfer agent, or registered by a registrar other than the corporation itself or its employee. Each certificate shall state the name of the corporation, the fact that the corporation is organized or incorporated under the laws of the State of Colorado, the name of the person to whom issued, the date of issue, the class (or series of any class), the number of shares represented thereby and the par value of the shares represented thereby or a statement that such shares are without par value. A statement of the designations, preferences, qualifications, limitations, restrictions and special or relative rights of the shares of each class shall be set forth in full or summarized on the face or back of the certificates which the corporation shall issue, or in lieu thereof, the certificate may set forth that such a statement or summary will be furnished to any shareholder upon request without charge.  Each certificate shall be otherwise in such form as may be prescribed by the board of directors and as shall conform to the rules of any stock exchange on which the shares may be listed.

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Within a reasonable time after the issuance or transfer of uncertificated shares, the corporation shall send to the registered owner thereof a written statement that shall set forth all of the information required by the Colorado Business Corporation Act, as amended, and these bylaws to be provided to holders of uncertificated shares, and any restrictions on the transfer or registration of such shares imposed by the corporation’s then-effective articles of incorporation, bylaws and any agreement among shareholders or any agreement between shareholders and the corporation.

The corporation shall not issue certificates representing fractional shares and shall not be obligated to make any transfers creating a fractional interest in a share. The corporation may, but shall not be obligated to, issue scrip in lieu of any fractional shares, such scrip to have terms and conditions specified by the board of directors.

SECTION 6.3  CANCELLATION OF CERTIFICATES.

All certificates surrendered to the corporation for transfer shall be canceled and no new certificates shall be issued in lieu thereof until the former certificate for a like number of shares shall have been surrendered and canceled, except as herein provided with respect to lost, stolen or destroyed certificates.

SECTION 6.4  LOST, STOLEN OR DESTROYED CERTIFICATES.

Any shareholder claiming that his or her certificate for shares is lost, stolen or destroyed may make an affidavit or affirmation of that fact and lodge the same with the secretary of the corporation, accompanied by a signed application for a new certificate. Thereupon, and upon the giving of a satisfactory bond of indemnity to the corporation not exceeding an amount double the value of the shares as represented by such certificate (the necessity for such bond and the amount required to be determined by the president and treasurer of the corporation), the corporation may issue (i) a new certificate of the same tenor and representing the same number, class and series of shares as were represented by the certificate alleged to be lost, stolen or destroyed; or (ii) uncertificated shares in place of the certificate previously issued by the corporation alleged to have been lost, stolen or destroyed.

SECTION 6.5  TRANSFER OF SHARES.

Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, and evidence of compliance with applicable securities laws and other restrictions, it shall be the duty of the corporation to issue a new certificate or evidence of the issuance of uncertificated shares to the shareholder entitled thereto, cancel the old certificate and record the transaction upon the corporation’s books. Upon the surrender of any certificate for transfer, such certificate shall at once be conspicuously marked on its face “Cancelled” and filed with the permanent stock records of the corporation.

Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the shareholder entitled thereto and the transaction shall be recorded upon the books of the corporation. If the corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile.

The board of directors may appoint a transfer agent and one or more co-transfer agents and a registrar and one or more co-registrars and may make or authorize such agent to make all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of stock.

As against the corporation, a transfer of shares can be made only on the books of the corporation and in the manner hereinabove provided, and the corporation shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the statutes of the State of Colorado.

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ARTICLE 7
INDEMNIFICATION

SECTION 7.1  INDEMNIFICATION.

To the fullest extent permitted by the laws of the State of Colorado as presently existing or as hereafter amended (or any successor law), the Corporation shall indemnify any person who was or is party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, by reason of the fact that such person is or was a director, officer, employee, fiduciary or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, or other enterprise (and any other person to which Colorado law permits the Corporation to provide indemnification), against expenses (including attorney fees), judgments, fines, penalties and amounts paid in settlement actually incurred by such person in connection with such action, suit or proceeding.

SECTION 7.2  ADVANCE OF EXPENSES.

To the fullest extent permitted by the laws of the State of Colorado, as presently existing or as hereafter amended (or any successor law), expenses (including attorney fees) incurred in defending a threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, shall be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding.

SECTION 7.3  INSURANCE.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation or who, while a director, officer, employee, fiduciary or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of another domestic or foreign entity or of an employee benefit plan, against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under provisions of this Article 7.

SECTION 7.4  MISCELLANEOUS.

The indemnification provided by this Article7 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation, any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, and any procedure provided for by any of the foregoing, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, fiduciary or agent and shall inure to the benefit of the heirs, executors, and administrators of such person. Any repeal or amendment of this Article 7 shall operate prospectively only and shall not adversely affect any rights or protections which then exist as a result hereof.

ARTICLE 8
FISCAL YEAR

The fiscal year of the corporation shall end on the last day of April each year.

ARTICLE 9
DIVIDENDS

The board of directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

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ARTICLE 10
CORPORATE SEAL

The board of directors may provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words “CORPORATE SEAL.”

ARTICLE 11
WAIVER OF NOTICE

Whenever any notice is required to be given under the provisions of these bylaws or under the provisions of the Articles of Incorporation or under the provisions of the Colorado Business Corporation Act, as amended, or otherwise, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the event or other circumstance requiring such notice, shall be deemed equivalent to the giving of such notice.

ARTICLE 12
AMENDMENTS

These bylaws may be altered, amended or repealed and new bylaws may be adopted by a majority of the directors present at any meeting of the board of directors of the corporation at which a quorum is present, by unanimous written consent of the board of directors as provided in Section 3.8 hereof, or by shareholders as provided in Sections 2.5, 2.9 or 2.13 and provisions of law.

ARTICLE 13
EMERGENCY BYLAWS

The emergency bylaws provided in this Article 13 shall be operative during any emergency (as defined in Section 7-102-107(4) of the Colorado Business Corporation Act, as amended) in the conduct of the business of the corporation, notwithstanding any different provision in the preceding bylaws. To the extent not inconsistent with the provisions of this Article 13, the bylaws provided in the preceding articles shall remain in effect during such emergency and upon its termination the emergency bylaws shall cease to be operative.

During any such emergency:

A.            A meeting of the board of directors may be called by any officer or director of the corporation. Notice of the time and place of the meeting shall be given by the person calling the meeting to such of the directors as it may be feasible to reach by any available means of communication. Such notice shall be given at such time in advance of the meeting as circumstances permit in the judgment of the person calling the meeting.

B.            At any such meeting of the board of directors, a quorum shall consist of the number of directors in attendance at such meeting.

C.            The board of directors, either before or during any such emergency, may, effective in the emergency, change the principal office or designate several alternative principal offices or regional offices, or authorize the officers so to do.

D.            The board of directors, either before or during any such emergency, may provide, and from time to time modify, lines of succession in the event that during an emergency any or all officers or agents of the corporation shall for any reason be rendered incapable of discharging their duties.

E.             No officer, director or employee acting in accordance with these emergency bylaws shall be liable except for willful misconduct.

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F.             These emergency bylaws shall be subject to repeal or change by further action of the board of directors or by action of the shareholders, but no such repeal or change shall modify any action taken prior to the time of such repeal or change. Any amendment of these emergency bylaws may make any further or different provision that may be practical and necessary for the circumstances of the emergency.

*   *   *   *   *

These Amended and Restated Bylaws are effective as of [______], 2011, and amend, restate and replace in their entirety all previously effective versions of the Bylaws, as amended, restated or otherwise, of Sun River Energy, Inc.

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ANNEX A

SUN RIVER ENERGY, INC.
2011 STOCK INCENTIVE PLAN

ARTICLE I
GENERAL

1.1 Purpose

The 2011 Stock Incentive Plan (the "Plan") is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of Sun River Energy, Inc. (the "Company") depends, with incentives to: (a) enter into and remain in the service of the Company, (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance, and (d) enhance the long-term performance of the Company.

1.2 Administration

(a) Administration by Board of Directors. The Plan shall be administered by the Compensation Committee of the Company's Board of Directors, if any, and if no Compensation Committee then exists, the Plan shall be administered by the full Board of Directors (the "Administrator"). The Administrator shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Award Agreements (as hereinafter defined) executed pursuant to Section 2.1 in its sole discretion with all such determinations being final, binding and conclusive, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

(b) Administrator Action. Actions of the Administrator shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Administrator members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities to any person or persons selected by it, and may revoke any such allocation or delegation at any time.

1.3 Persons Eligible for Awards

The persons eligible to receive awards under the Plan are those officers; directors; executive, managerial, administrative and professional employees of the Company and/or its subsidiaries; and consultants, independent contractors, attorneys and advisors who provide services to the Company and/or its subsidiaries (collectively, "key persons") as the Administrator in its sole discretion shall select, taking into account the duties of or services provided by the respective key persons, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Administrator deems relevant in connection with accomplishing the purpose of the Plan; provided, however, that no incentive stock option may be granted to a key person who is not an employee of the Company or one of its subsidiaries on the date of grant. The Administrator may from time to time, in its sole discretion, determine that any key person shall be ineligible to receive awards under the Plan.

1.4 Types of Awards Under Plan

Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options, (c) restricted stock, (d) unrestricted stock, and (e) performance shares, all as more fully set forth in Article II. The term "award" means any of the foregoing.

1.5 Shares Available for Awards

(a) Aggregate Number Available; Certificate Legends. Subject to the provisions of Section 1.5(b), the total number of shares of common stock of the Company ("Common Stock") with respect to which awards may be granted pursuant to the Plan is three million (3,000,000) shares. Shares issued pursuant to the Plan may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company's treasury or Common Stock acquired by the Company for the purposes of the Plan. The Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

(b) Adjustment Upon Changes in Common Stock. Upon certain changes in Common Stock, the number of shares of Common Stock available for issuance with respect to awards that may be granted under the Plan pursuant to Section 1.5(a) shall be adjusted pursuant to Section 3.7(a).

(c) Certain Shares to Become Available Again. The following shares of Common Stock shall again become available for awards under the Plan: (i) any shares that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever; and (ii) any shares of restricted stock forfeited pursuant to Section 2.7(e), provided that any dividends paid on such shares are also forfeited pursuant to such Section 2.7(e).

1.6 Definitions of Certain Terms

(a)  The "Fair Market Value" of a share of Common Stock on any day shall be the closing price on the applicable trading market as reported for such day or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the 10 business days preceding the applicable day. Notwithstanding the foregoing, if deemed necessary or appropriate by the Administrator, the Fair Market Value of a share of Common Stock on any day shall be determined by the Administrator. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

(b) The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Internal Revenue Code of 1986 as now constituted or subsequently amended (the "Code"), or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement (as hereinafter defined). Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "non-qualified stock option."

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(c) The term "cause" in connection with a termination of employment by reason of a dismissal for cause shall mean:

(i) to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company, a Company subsidiary or a Company joint venture, which agreement contains a definition of "cause," cause shall consist of those acts or omissions that would constitute "cause" under such agreement; and otherwise,

(ii) the grantee's termination of employment by the Company or a subsidiary or an affiliate on account of any one or more of the following:

(1) any failure by the grantee substantially to perform the grantee's employment duties;

(2) any excessive unauthorized absenteeism by the grantee;

(3) any refusal by the grantee to obey the lawful orders of the Company's Board of Directors or any other person or Administrator to whom the grantee reports;

(4) any act or omission by the grantee that is or may be injurious to the Company, monetarily or otherwise;

(5) any act by the grantee that is inconsistent with the best interests of the Company;

(6) the grantee's material violation of any of the Company's policies, including, without limitation, those policies relating to discrimination or sexual harassment;

(7) the grantee's unauthorized (a) removal from the premises of the Company or a subsidiary or an affiliate of any document (in any medium or form) relating to the Company or a subsidiary or an affiliate or the customers or clients of the Company or a subsidiary or an affiliate or (b) disclosure to any person or entity of any of the Company's, or its subsidiaries or affiliates', confidential or proprietary information;

(8) the grantee's commission of any felony, or any other crime involving moral turpitude; and

(9) the grantee's commission of any act involving dishonesty or fraud.

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Any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity. Any determination of whether a grantee's employment is (or is deemed to have been) terminated for cause shall be made by the Administrator in its discretion, which determination shall be final, binding and conclusive on all parties. If, subsequent to a grantee's voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee's employment could have been terminated for cause, the Administrator may deem such grantee's employment to have been terminated for cause. A grantee's termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

(d) "Common Stock Offering" shall mean the sale of the Company's Common Stock in a firm commitment underwritten public offering.

ARTICLE II
AWARDS UNDER THE PLAN

2.1 Agreements Evidencing Awards

Each award granted under the Plan (except an award of unrestricted stock) shall be evidenced by a written certificate ("Award Agreement") that shall contain such provisions as the Administrator may, in its sole discretion, deem necessary or desirable. By executing an Award Agreement pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2 Grant of Stock Options

(a) Stock Option Grants. The Administrator may grant incentive stock options and non-qualified stock options ("options") to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, in its sole discretion, subject to the provisions of the Plan.

(b) Option Exercise Price. Each Award Agreement with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Administrator in its sole discretion. Notwithstanding the foregoing, with respect to any options granted within 30 days of a Common Stock Offering, the option exercise price shall be not less than the average of the Fair Market Value of a share of Common Stock over the 30-day period following the closing of the Common Stock Offering or, with respect to incentive stock options, shall be not less than the price as required by the Code for such options.

(c) Exercise Period. Each Award Agreement with respect to an option shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Administrator in its sole discretion; provided, however, that no option shall be exercisable more than 10 years after the date of grant.

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(d) Incentive Stock Option Limitation; Exercisability. To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by any employee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under Section 422 of the Code, such options shall be treated as non-qualified stock options.

(e) Incentive Stock Option Limitation; 10% Owners. Notwithstanding the provisions of paragraphs (d) and (e) of this Section 2.2, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of Section 422(b)(6) of the Code) unless (i) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the incentive stock option by its terms is not exercisable after the expiration of five years from the date it is granted.

2.3 Exercise of Options

Subject to the other provisions of this Article II, each option granted under the Plan shall be exercisable as follows:

(a) Timing and Extent of Exercise. Options shall be exercisable at such times and under such conditions as set forth in the corresponding Award Agreement. Unless the applicable Award Agreement otherwise provides, an option may be exercised from time to time as to all or part of the shares as to which such award is then exercisable.

(b) Notice of Exercise. An option shall be exercised by the filing of a written notice with the Company or the Company's designated exchange agent (the "exchange agent"), on such form and in such manner as the Administrator shall in its sole discretion prescribe.

(c) Payment of Exercise Price. Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; (ii) with the consent of the Administrator, by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; (iii) if so provided in the applicable Award Agreement at the discretion of the Administrator, by delivery of a full-recourse and sufficiently collateralized promissory note in such amount and on such terms as shall be determined by the Administrator in its sole discretion (provided, however, that the terms of any such promissory note shall comply with applicable law in the jurisdiction of the Company’s incorporation so as to constitute legal, valid and sufficient consideration for full payment for shares); or (iv) at the discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Administrator may from time to time prescribe (whether directly or indirectly through the exchange agent).

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(d) Delivery of Certificates Upon Exercise. Subject to the provisions of Section 2.3(e), promptly after receiving payment of the full option exercise price, the Company or its exchange agent shall, subject to the provisions of Section 3.2, deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company or its exchange agent, as the case may be, to deliver the stock certificate(s) to the optionee's stockbroker.

(e) Investment Purpose and Legal Requirements. Notwithstanding the foregoing, at the time of the exercise of any option, the Company may, if it shall deem it necessary or advisable for any reason, require the holder of such option (i) to represent in writing to the Company that it is the optionee's then intention to acquire the shares with respect to which the option is to be exercised for investment and not with a view to the distribution thereof, or (ii) to postpone the date of exercise until such time as the Company has available for delivery to the optionee a prospectus meeting the requirements of all applicable securities laws; and no shares shall be issued or transferred upon the exercise of any option unless and until all legal requirements applicable to the issuance or transfer of such shares have been complied with to the satisfaction of the Company. The Company shall have the right to condition any issuance of shares to any optionee hereunder on such optionee's undertaking in writing to comply with such restrictions on the subsequent transfer of such shares as the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may contain a legend to reflect any such restrictions.

(f) No Shareholder Rights. No grantee of an option (or other person having the right to exercise such award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.5(b), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.4 Compensation in Lieu of Exercise of an Option

Upon written application of the grantee of an option, the Administrator may in its sole discretion determine to substitute, for the exercise of such option, compensation to the grantee not in excess of the difference between the option exercise price and the Fair Market Value of the shares covered by such written application on the date of such application. Such compensation may be in cash, in shares of Common Stock, or both, and the payment thereof may be subject to conditions, all as the Administrator shall determine in its sole discretion. In the event compensation is substituted pursuant to this Section 2.4 for the exercise, in whole or in part, of an option, the number of shares subject to the option shall be reduced by the number of shares for which such compensation is substituted.

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2.5 Termination of Employment; Death Subsequent to a Termination of Employment

(a) General Rule. Except to the extent otherwise provided in paragraphs (b), (c), (d) or (e) of this Section 2.5 or Section 3.8(b)(iii), a grantee whose employment terminates may exercise any outstanding option on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur within three months after termination of employment but in no event after the original expiration date of the award.

(b) Dismissal for Cause; Resignation. If a grantee is terminated for cause or resigns without the Company's prior consent, all options not theretofore exercised shall terminate upon the grantee's termination of employment.

(c) Retirement. If a grantee retires, then any outstanding option shall be exercisable pursuant to its terms. For this purpose "retirement" shall mean a grantee's termination of employment, under circumstances other than those described in paragraph (b) above, on or after: (x) his 65th birthday, (y) the date on which he has attained age 60 and completed at least five years of service with the Company (using any method of calculation the Administrator deems appropriate) or (z) if approved by the Administrator, on or after he has completed at least 20 years of service.

(d) Disability. If a grantee’s employment terminates by reason of a disability (as defined below), then any outstanding option shall be exercisable pursuant to its terms. For this purpose "disability" shall mean, except in connection any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee's position (with or without reasonable accommodation) for a period of six consecutive months. The existence of a disability shall be determined by the Administrator in its sole and absolute discretion.

(e) Death.

(i) Termination of Employment as a Result of Grantee's Death. If a grantee’s employment terminates as the result of his death, then any outstanding option shall be exercisable pursuant to its terms.

(ii) Restrictions on Exercise Following Death. Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator or other duly appointed representative reasonably acceptable to the Administrator, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the grantee including, without limitation, the provisions of Sections 3.2 and 3.5 hereof.

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(f) Special Rules for Incentive Stock Options. No option that remains exercisable for more than three months following a grantee's termination of employment for any reason other than death or disability, or for more than one year following a grantee's termination of employment as the result of his becoming disabled, may be treated as an incentive stock option.

(g) Administrator Discretion. The Administrator, in the applicable Award Agreement, may waive or modify the application of the foregoing provisions of this Section 2.5.

2.6 Transferability of Options

Except as otherwise provided in an applicable Award Agreement evidencing an option, during the lifetime of a grantee, each such award granted to a grantee shall be exercisable only by the grantee and no such award shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Administrator may, in any applicable Award Agreement evidencing an option (other than an incentive stock option to the extent inconsistent with the requirements of Section 422 of the Code applicable to incentive stock options), permit a grantee to transfer all or some of the options to (A) the grantee's spouse, children or grandchildren ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Administrator in its sole and absolute discretion. Following any such transfer, any transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

2.7 Grant of Restricted Stock

(a) Restricted Stock Grants. The Administrator may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Administrator shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Administrator shall specify by accepting delivery of a restricted stock agreement in such form as the Administrator shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent by certified or official bank check (or the equivalent thereof acceptable to the Company) in an amount at least equal to the par value of the shares covered by the award.

(b) Issuance of Stock Certificate(s). Promptly after a grantee accepts a restricted stock award, the Company or its exchange agent shall issue to the grantee a stock certificate or stock certificates for the shares of Common Stock covered by the award or shall establish an account evidencing ownership of the stock in uncertificated form. Upon the issuance of such stock certificate(s), or establishment of such account, the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described in paragraphs (d) and (e) of this Section 2.7; (ii) in the Administrator's discretion, to a requirement that any dividends paid on such shares shall be held in escrow until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable restricted stock agreement.

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(c) Custody of Stock Certificate(s). Unless the Administrator shall otherwise determine, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable restricted stock agreement. The Administrator may direct that such stock certificate(s) bear a legend setting forth the applicable restrictions on transferability.

(d) Nontransferability. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable restricted stock agreement. The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse.

(e) Consequence of Termination of Employment. A grantee's termination of employment for any reason (including death) shall cause the immediate forfeiture of all shares of restricted stock that have not yet vested as of the date of such termination of employment. All dividends paid on such shares also shall be forfeited, whether by termination of any escrow arrangement under which such dividends are held, by the grantee's repayment of dividends he received directly, or otherwise.

2.8 Grant of Unrestricted Stock

The Administrator may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan, to such key persons and in such amounts and subject to such forfeiture provisions as the Administrator shall determine in its sole discretion. Shares may be thus granted or sold in respect of past services or other valid consideration.

2.9 Grant of Performance Shares

(a) Performance Share Grants. The Administrator may grant performance share awards to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall in its sole discretion determine, subject to the provisions of the Plan. Such an award shall entitle the grantee to acquire shares of Common Stock, or to be paid the value thereof in cash, as the Administrator shall determine, if specified performance goals are met. Performance shares may be awarded independently of, or in connection with, any other award under the Plan. A grantee shall have no rights with respect to a performance share award unless such grantee accepts the award by accepting delivery of a Award Agreement at such time and in such form as the Administrator shall determine.

(b) Shareholder Rights. The grantee of a performance share award will have the rights of a shareholder only as to shares for which a stock certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.
(c) Consequence of Termination of Employment. Except as may otherwise be provided by the Administrator at any time prior to a grantee's termination of employment, the rights of a grantee of a performance share award shall automatically terminate upon the grantee's termination of employment by the Company and its subsidiaries for any reason (including death).

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(d) Exercise Procedures; Automatic Exercise. At the discretion of the Administrator, the applicable Award Agreement may set out the procedures to be followed in exercising a performance share award or it may provide that such exercise shall be made automatically after satisfaction of the applicable performance goals.

(e) Tandem Grants; Effect on Exercise. Except as otherwise specified by the Administrator, (i) a performance share award granted in tandem with an option may be exercised only while the option is exercisable, (ii) the exercise of a performance share award granted in tandem with any other award shall reduce the number of shares subject to such other award in the manner specified in the applicable Award Agreement, and (iii) the exercise of any award granted in tandem with a performance share award shall reduce the number of shares subject to the latter in the manner specified in the applicable Award Agreement.

(f) Nontransferability. Performance shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Award Agreement. The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the performance shares shall lapse.

2.10 Company Right of First Refusal; Company Right to Repurchase.  In the discretion of the Administrator, an Award Agreement may contain provisions requiring a grantee to comply with the following: (a) prior to any permitted sale, transfer, hypothecation or other disposition (a “transfer”) of any shares of Common Stock granted pursuant to the Plan or received upon the exercise of options granted under the Plan, or prior to any permitted transfer of options granted hereunder, the grantee must provide the Company with prior written notice and the first right to purchase such shares or options; or (b) following the termination of a grantee’s service with the Company, whether as an employee, director, consultant or otherwise, the Company shall have the right to repurchase any shares or options then held by such grantee.  In the case of either clause (a) or (b) above, the specific terms and conditions regarding the Company’s right of first refusal or right to repurchase shall be set forth in the applicable Award Agreement.

ARTICLE III
MISCELLANEOUS

3.1 Amendment of the Plan; Modification of Awards

(a) Amendment of the Plan. The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Administrator that in any way alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

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(b) Shareholder Approval Requirement. Shareholder approval shall be required with respect to any amendment to the Plan that (i) increases the aggregate number of shares that may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options; or (ii) materially increases the benefits under the Plan to persons whose transactions in Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), materially increases the number of shares which may be issued to such persons, or materially modifies the eligibility requirements affecting such persons.

(c) Modification of Awards. The Administrator may cancel any award under the Plan. The Administrator also may amend any outstanding Award Agreement, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Award Agreement; or (iii) waive or amend the operation of Section 2.5 with respect to the termination of the award upon termination of employment. However, any such cancellation or amendment (other than an amendment pursuant to Sections 3.7 or 3.8(b)) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award).

3.2 Consent Requirement

(a) No Plan Action Without Required Consent. If the Administrator shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Administrator.

(b) Consent Defined. The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Administrator shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

3.3 Nonassignability

Except as provided in Sections 2.5(e), 2.6, 2.7(d) and 2.9(f): (a) no award or right granted to any person under the Plan or under any Award Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the Plan or any Award Agreement shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

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3.4 Requirement of Notification of Election Under Section 83(b) of the Code

If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

3.5 Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

Each Award Agreement with respect to an incentive stock option shall require the grantee to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

3.6 Withholding Taxes

(a) With Respect to Cash Payments. Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

(b) With Respect to Delivery of Common Stock. Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Administrator, which the Administrator shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

3.7 Adjustment Upon Changes in Common Stock

(a) Shares Available for Grants. In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Common Stock with respect to which the Administrator may grant awards under Article II hereof, as described in Section 1.5(a), shall be appropriately adjusted by the Administrator. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Administrator may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which awards: (i) may be granted under Article II hereof and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Administrator may deem appropriate.

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(b) Outstanding Restricted Stock and Performance Shares. Unless the Administrator in its sole and absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock, the issue date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or other custodian designated pursuant to Section 2.7(c) hereof.

The Administrator may, in its absolute discretion, adjust any grant of shares of restricted stock, the issue date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of performance shares, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Administrator may deem appropriate to prevent the enlargement or dilution of rights of grantees.

(c) Outstanding Options—Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Administrator shall proportionally adjust the number of shares of Common Stock subject to each outstanding option and the exercise price per share of Common Stock of each such option.

(d) Outstanding Options—Certain Mergers. Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such option would have received in such merger or consolidation.

(e) Outstanding Options—Certain Other Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Administrator shall, in its absolute discretion, have the power to:

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(i) cancel, effective immediately prior to the occurrence of such event, each option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option was granted an amount in cash, for each share of Common Stock subject to such option equal to the excess of (x) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option; or

(ii) provide for the exchange of each option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property which a holder of the number of shares of Common Stock subject to such option would have received and, incident thereto, make an equitable adjustment as determined by the Administrator in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the grantee to whom such option was granted in partial consideration for the exchange of the option.

(f) Outstanding Options—Other Changes. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.7(c), (d) or (e) hereof, the Administrator may, in its absolute discretion, make such adjustments in the number and class of shares subject to options outstanding on the date on which such change occurs and in the per-share exercise price of each such option as the Administrator may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Administrator determines it is appropriate, the Administrator may elect to cancel each option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option was granted an amount in cash, for each share of Common Stock subject to such option equal to the excess of (i) the Fair Market Value of Common Stock on the date of such cancellation over (ii) the exercise price of such option.

(g) No Other Rights. Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option.

3.8 Change in Control

(a) Change in Control Defined. For purposes of this Section 3.8, "Change in Control" shall mean the occurrence of any of the following:

(i) any person or "group" (within the meaning of Section 13(d)(3) of the 1934 Act), acquiring "beneficial ownership" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of fifty percent (50%) or more of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company;

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(ii) the sale of all or substantially all of the Company's assets in one or more related transactions to a person other than such a sale to a subsidiary of the Company which does not involve a change in the equity holdings of the Company; or

(iii) any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least fifty-one percent (51%) of the aggregate voting power of the capital stock of the surviving entity.

(b) Effect of a Change in Control. Unless the Administrator provides otherwise in a Award Agreement, upon the occurrence of a Change in Control:

(i) notwithstanding any other provision of this Plan, any award then outstanding shall become fully vested and any award in the form of an option shall be immediately exercisable;

(ii) to the extent permitted by law, the Administrator may, in its sole discretion, amend any Award Agreement in such manner as it deems appropriate;

(iii) a grantee whose employment is terminated for any reason other than a dismissal for cause, concurrent with or within one year following the Change in Control, may exercise any outstanding option, but only to the extent that the grantee was entitled to exercise the award on his termination of employment date, until the earlier of (A) the original expiration date of the award and (B) the later of (x) the date provided for under the terms of Section 2.5 without reference to this Section 3.8(b)(iii) and (y) the first anniversary of the grantee's termination of employment.

(c) Miscellaneous. Whenever deemed appropriate by the Administrator, any action referred to in paragraph (b)(ii) of this Section 3.8 may be made conditional upon the consummation of the applicable Change in Control transaction.

3.9 Right of Discharge Reserved

Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continue his employment with the Company or any of its subsidiaries or affect any right that the Company may have to terminate such employment.

3.10 Non-Uniform Determinations

The Administrator's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive awards under the Plan, and (b) the terms and provisions of awards under the Plan.

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3.11 Other Payments or Awards

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12 Headings

Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

3.13 Effective Date and Term of Plan

(a)Adoption; Shareholder Approval. The Plan was adopted by the Board and shall be effective as of August 22, 2011.  Although the Company intends to obtain approval of the Plan by the Company's shareholders within the time period required to allow grants of options hereunder to qualify as incentive stock options, awards under the Plan prior to such shareholder approval may, but need not, be made subject to such approval.

(b) Termination of Plan. Unless sooner terminated by the Board or pursuant to paragraph (a) above, the provisions of the Plan shall terminate on the first anniversary of the adoption of the Plan by the Board, and no awards shall thereafter be made under the Plan. All such awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.14 Restriction on Issuance of Stock Pursuant to Awards

The Company shall not permit any shares of Common Stock to be issued pursuant to awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law.

3.15 Governing Law

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the state in which the Company is incorporated without giving effect to principles of conflict of laws.

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